SCHEDULE 14A

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934

Filed by the Registrant                     [X]
Filed by a Party other than the Registrant  [ ]

Check the appropriate box:

[ ] Preliminary Proxy Statement      [ ] Confidential, For Use of the Commission
[X] Definitive Proxy Statement           Only (as permitted by Rule 14a-6(e)(2))
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Rule 14a-12

                                   ----------

                            M.H. MEYERSON & CO., INC.
                (Name of Registrant as Specified in its Charter)

                                   ----------

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

    (1) Title of each class of securities to which transaction applies:
    (2) Aggregate number of securities to which transaction applies:
    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:
    (4) Proposed maximum aggregate value of transaction:
    (5) Total fee paid:

[ ] Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange
    Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

    (1) Amount Previously Paid:
    (2) Form, Schedule or Registration Statement No.:
    (3) Filing Party:
    (4) Date Filed:

                            M.H. MEYERSON & CO., INC.
                            Newport Tower, 34th Floor
                            525 Washington Boulevard
                          Jersey City, New Jersey 07310
                                 (201) 459-9500

                               ------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                               ------------------

To the Shareholders of M.H. MEYERSON & CO., INC.:

     NOTICE IS HEREBY GIVEN that an Annual Meeting of Shareholders (including any adjournments or postponements thereof, the "Annual Meeting") of M.H. MEYERSON & CO., INC., a New Jersey corporation (the "Company"), will be held at the Courtyard by Marriott Jersey City/Newport, 540 Washington Boulevard, Jersey City, New Jersey 07310 on Thursday, October 16, 2003 at 8:00 a.m., for the following purposes, which are more fully described in the accompanying Proxy
Statement:

     1. To approve an amendment to the Company's Certificate of Incorporation that will change the Company's name from M.H. MEYERSON & CO., INC. to Crown Financial Group, Inc.;

     2. To approve an amendment to the Company's Certificate of Incorporation that will eliminate the classification and staggered terms of the Company's Board of Directors;

     3.   To elect three  members of the  Company's  Board of  Directors;

     4.   To approve the 2003 Equity Incentive Plan;

     5. To ratify the appointment of Ernst & Young LLP as the Company's independent accountants for the fiscal year ending January 31, 2004; and

     6. To transact such other business as may properly come before the Annual Meeting or any adjournment thereof.

     A proxy statement describing the matters to be considered at the Annual Meeting is attached to this notice. Only holders of record of shares of Company common stock at the close of business on August 20, 2003 are entitled to notice of, and to vote at, the Annual Meeting. On that day, 9,921,166 shares of common stock were outstanding. A complete list of shareholders entitled to vote at the Annual Meeting will be available for examination, for proper purposes, during ordinary business hours at the Company's corporate offices, Newport Tower, 34th Floor, 525 Washington Boulevard, Jersey City, New Jersey 07310 during the 10 days before the Annual Meeting.

     Your vote is very important regardless of how many shares of Company common stock you own. Regardless of whether you plan to attend the Annual Meeting, you are requested to sign, date and return the enclosed proxy (the "Proxy") without delay in the enclosed postage-paid envelope. You may revoke your Proxy at any time before its exercise by (1) attending and voting in person at the Annual Meeting, (2) giving notice of revocation of the Proxy at the Annual Meeting, or
(3) delivering to the Secretary of the Company (a) a written notice of revocation or (b) a duly executed Proxy relating to the same shares and matters to be considered at the Annual Meeting, bearing a date later than the Proxy previously executed. Attendance at the Annual Meeting will not in and of itself constitute a revocation of a Proxy.

                                            By order of the Board of Directors,


                                            /S/  MICHAEL T. DORSEY
                                            -----------------------------------
                                            Michael T. Dorsey
                                            Secretary

September 16, 2003

--------------------------------------------------------------------------------
PLEASE SIGN AND DATE THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE (AS MORE FULLY DESCRIBED ON YOUR PROXY CARD).
--------------------------------------------------------------------------------

                            M.H. MEYERSON & CO., INC.

                               ------------------

                         ANNUAL MEETING OF SHAREHOLDERS
                         TO BE HELD ON OCTOBER 16, 2003

                               ------------------

                                 PROXY STATEMENT

     This Proxy Statement (the "Proxy Statement") is being furnished to shareholders of M.H. MEYERSON & CO., INC., a New Jersey corporation (the "Company"), in connection with the solicitation of proxies by the Board of Directors of the Company (the "Board of Directors" or the "Board") for use at the Annual Meeting of shareholders, which will be held at the Courtyard by Marriott Jersey City/Newport, 540 Washington Boulevard, Jersey City, New Jersey 07310 on October 16, 2003 at 8:00 a.m. (the "Annual Meeting"). This Proxy Statement, the accompanying form of proxy (the "Proxy") and the other enclosed documents are first being mailed to shareholders on or about September 18, 2003.

     At the Annual Meeting, the Company's shareholders will be asked to consider and vote on proposals to: (i) approve an amendment to the Company's Certificate of Incorporation that will change the Company's name from M.H. MEYERSON & CO., INC. to Crown Financial Group, Inc.; (ii) approve an amendment to the Company's Certificate of Incorporation that will eliminate the classification and staggered terms of the Company's Board of Directors; (iii) elect three members of the Company's Board of Directors; (iv) approve the 2003 Equity Incentive Plan; (v) ratify the appointment of Ernst & Young LLP as the Company's independent accountants for the fiscal year ending January 31, 2004; and (vi) transact such other business as may properly come before the Annual Meeting or any adjournment thereof.

     All shareholders will need to present photo identification to be admitted into the Annual Meeting. Beneficial owners of stock held by banks, brokers or investment plans (in "street name") will also need proof of ownership. A recent brokerage statement or letter from your broker or bank are examples of proof of ownership.

     The Company's principal executive offices are located at Newport Tower, 34th Floor, 525 Washington Boulevard, Jersey City, New Jersey 07310, and the telephone number is (201) 459-9500.

Solicitation and Voting of Proxies; Revocation

     As described in more detail below, you may vote in any of the following ways: (1) by attending the Annual Meeting; or (2) by marking, signing, dating and mailing your Proxy in the postage-paid envelope provided.

     Shares of Company common stock that are entitled to vote and are represented by a Proxy properly signed and received at or before the Annual Meeting, unless subsequently properly revoked, will be voted in accordance with the instructions indicated thereon. If a Proxy is signed and returned without indicating any voting instructions for any particular matter or matters, shares of Company common stock represented by such Proxy will be voted as follows:

     FOR the proposal to approve an amendment to the Company's Certificate of Incorporation that will change the Company's name from M.H. MEYERSON & CO., INC. to Crown Financial Group, Inc.;

     FOR the proposal to approve an amendment to the Company's Certificate of Incorporation that will eliminate the classification and staggered terms of the Company's Board of Directors;

     FOR the election of the three nominees to the Company's Board of Directors;

     FOR the proposal to approve the Company's 2003 Equity Incentive Plan;

     FOR the ratification of the appointment of Ernst & Young LLP as the Company's independent accountants for the fiscal year ending January 31, 2004.

     The Board of Directors is not currently aware of any business to be acted upon at the Annual Meeting other than as described herein. If, however, other matters are properly brought before the Annual Meeting or any adjournments or postponements thereof, the persons appointed as proxies will have the discretion to vote or act thereon in accordance with their best judgment, unless authority to do so is withheld in the Proxy.

     Any Proxy given pursuant to this solicitation may be revoked by the person giving it at any time before the shares represented by such Proxy are voted at the Annual Meeting by: (i) attending and voting in person at the Annual Meeting;
(ii) giving notice of revocation of the Proxy at the Annual Meeting; or (iii) delivering to the Secretary of the Company (a) a written notice of revocation or
(b) a duly executed Proxy relating to the same shares and matters to be considered at the Annual Meeting, bearing a date later than the Proxy previously executed. Attendance at the Annual Meeting will not in and of itself constitute a revocation of a Proxy. All written notices of revocation and other communications with respect to revocation of proxies should be addressed as follows: M.H. MEYERSON & CO., INC., Newport Tower, 34th Floor, 525 Washington Boulevard, Jersey City, New Jersey 07310, Attention: Secretary, and must be received before the taking of the votes at the Annual Meeting. If you own shares held in street name and wish to vote at the Annual Meeting, you will need a legal Proxy from your broker.

      The Company will bear the entire cost of the solicitation of Proxies and the cost of printing and mailing this Proxy Statement. In addition to solicitation by mail, the directors, officers and employees of the Company may solicit Proxies from shareholders of the Company by telephone, mail or by personal interview. Such directors, officers and employees will not be additionally compensated for any such solicitation but may be reimbursed for reasonable out-of-pocket expenses in connection therewith.

      You can save the Company additional expense by receiving future proxy statements and annual reports electronically. If you would like to request this electronic delivery, please enroll after you complete your voting process at: www.proxyvote.com

Record Date; Outstanding Shares; Voting at the Annual Meeting

     Only holders of Company common stock at the close of business on August 20, 2003 will be entitled to receive notice of, and to vote at, the Annual Meeting. At the close of business on August 20, 2003, the Company had outstanding and entitled to vote 9,921,166 shares of common stock.

     Abstentions may be specified on all proposals and will be counted as present for the purposes of the proposal for which the abstention is noted. For purposes of determining whether a proposal has received a majority of votes cast, where a stockholder abstains from voting, those shares will be counted against the proposal.

     The independent tabulator appointed for the Annual Meeting will tabulate votes cast by proxy or in person at the Annual Meeting. For the purposes of determining whether a proposal has received the requisite vote in instances where brokers are prohibited from exercising or choose not to exercise discretionary authority for beneficial owners who have not provided voting instructions (so-called "broker non-votes"), those shares will not be included in the vote totals and, therefore, will have no effect on the vote. Pursuant to the NASD Rules of Fair Practice, brokers who hold shares in street name have the authority, in limited circumstances, to vote on certain items when they have not received instructions from beneficial owners. A broker will only have such authority if (i) the broker holds the shares as executor, administrator, guardian or trustee or is a similar representative or fiduciary capacity with authority to vote, or (ii) the broker is acting pursuant to the rules of any national securities exchange of which the broker is also a member.

No Appraisal Rights

     Shareholders have no rights under New Jersey law, our Certificate of Incorporation, as amended, or our Amended and Restated Bylaws to exercise dissenter's rights of appraisal with respect to any of the matters to be voted upon.

STOCK OWNERSHIP OF CERTAIN BENEFICIAL HOLDERS

The following table sets forth as of August 20, 2003, certain information regarding the beneficial ownership of common stock by: (i) each of the Company's executive officers; (ii) each Director of the Company; (iii) each nominee for election as a Director of the Company; (iv) each person who is known to the Company to own beneficially more than 5% of the common stock; and (v) all officers and Directors of the Company as a group. Such information is based, in part, upon information provided by certain shareholders of the Company. In the case of persons other than the officers and Directors of the Company, such information is based solely on a review of Schedules 13D and 13G filed with the SEC.

------------------------------------------------------------------------------------------------------------
Name and Address of           Number of    Stock Options      Stock             Total Number of    Percent of
Beneficial Owner (1)          Shares       (unexercisable)    Options           Shares             Shares
                              common                          (exercisable)     Beneficially       Beneficially
                              stock                                             Owned              Owned
                                                                                (includes          (3)
                                                                                common stock
                                                                                and options)(2)
------------------------------------------------------------------------------------------------------------
John P. Leighton (4)          3,084,313          -            303,435           3,387,748          34.1

------------------------------------------------------------------------------------------------------------
Martin H. Meyerson (5)          924,670          -            239,604           1,164,274          11.7

------------------------------------------------------------------------------------------------------------
Jeffrey E. Meyerson (6)         559,633     66,666             60,462             620,095           6.3

------------------------------------------------------------------------------------------------------------
Michael T. Dorsey               270,000     76,667             33,333             303,333           3.1

------------------------------------------------------------------------------------------------------------
Martin Leventhal (7)            212,500          -             22,500             235,000           2.4

------------------------------------------------------------------------------------------------------------
Jeffrey M. Hoobler (8)           54,000     37,500             37,500              91,500           1.3

------------------------------------------------------------------------------------------------------------
Timothy M. Demarest                   -    100,000            100,000             100,000           1.0

------------------------------------------------------------------------------------------------------------
Andrew Wimpfheimer              100,000          -                  -             100,000           1.0

------------------------------------------------------------------------------------------------------------
Robert I. Turner                 80,000     35,000                  -              80,000           *

------------------------------------------------------------------------------------------------------------
Alfred T. Duncan                 15,000          -             22,500              37,500           *

------------------------------------------------------------------------------------------------------------
Mark D. Goldsmith                     -     16,666              9,572               9,572           *

------------------------------------------------------------------------------------------------------------

All directors, nominees and                                                     3,802,384          38.3%
executive officers as a
group (11 people)**
------------------------------------------------------------------------------------------------------------

----------
*   Less than 1%

** Total listed in this row for directors, nominees and executive officers as a group includes only the total number of shares beneficially owned and only includes shares once although some are considered beneficially owned for reporting purposes by more than one individual as noted below with respect to footnotes (ii) and (iii) in John P. Leighton's footnote (#4) and the footnote (#5) for Martin H. Meyerson

     (1) Unless otherwise stated, the business address of each of the named individuals in this table is c/o M.H. MEYERSON & CO., INC., 525 Washington Boulevard, Jersey City, New Jersey 07310.

     (2) For purposes of this table, "beneficial ownership" is determined in accordance with Rule 13d-3 under the Exchange Act, pursuant to which a person or group of persons is deemed to have "beneficial ownership" of any shares of Common Stock that such person owns or has the right to acquire within 60 days. As a result, we have included in the "Number of Shares Beneficially Owned" column, shares of Common Stock underlying fully-vested stock options.

     (3) For purposes of computing the "Percentage of Shares Beneficially Owned" column any shares which such person or persons does not currently own but has the right to acquire within 60 days (as well as the shares of Common Stock underlying fully-vested stock options) are not deemed to be outstanding for the purpose of computing the percentage ownership of any person.

     (4)  The number of shares beneficially owned by John P. Leighton includes
          (i) 1,061,110 shares of common stock held directly by Mr. Leighton;
          (ii) 724,670 shares of common stock that Mr. Leighton may acquire from Martin H. Meyerson upon the exercise of a right of first refusal granted to Mr. Leighton by Mr. Meyerson (the "Right of First

          Refusal") and (iii) 2,023,203 shares of common stock and 303,435 shares underlying fully vested stock options (including the 724,670 shares of common stock referred to in clause (ii) above) over which Mr. Leighton has shared voting power regarding the adoption of the 2003 Equity Incentive Plan which is the subject of Proposal 4 of this Proxy Statement through the next shareholder's meeting pursuant to a Stockholders' Agreement dated January 14, 2003.

     (5) The number of shares beneficially owned by Martin H. Meyerson does not include 150,000 shares of common stock owned by a trust for the benefit of members of his family. The shares beneficially owned by Mr. Meyerson are subject to (i) the Right of First Refusal and (ii) a voting agreement pursuant to which Mr. Meyerson has agreed to vote for adoption of the 2003 Equity Incentive Plan, the subject of Proposal 4 of this Proxy Statement.

     (6) The number of shares beneficially owned by Jeffrey E. Meyerson includes 94,633 shares of common stock in an IRA account for the benefit of Mr. Meyerson and 150,000 shares of common stock owned by a trust for the benefit of members of Martin H. Meyerson's family. Mr. Meyerson is a trustee of such trust. The shares beneficially owned by Mr. Meyerson (including the 150,000 shares of common stock owned by the trust described above) are subject to a voting agreement pursuant to which Mr. Meyerson has agreed to vote for adoption of the 2003 Equity Incentive Plan, the subject of Proposal 4 of this Proxy Statement.

     (7) The number of shares beneficially owned by Martin Leventhal includes 150,000 shares of common stock owned by a trust for the benefit of members of Martin H. Meyerson's family. Mr. Leventhal, along with Jeffrey E. Meyerson, is a trustee of such trust.

     (8) The number of shares beneficially owned by Jeffrey M. Hoobler includes 4,000 shares of common stock owned indirectly by members of his family.

BOARD OF DIRECTORS

         The Board of Directors held four meetings during the fiscal year ended January 31, 2003. No director was absent from more than one meeting.

COMMITTEES OF THE BOARD

         The Board of Directors has an Audit Committee which consists of Messrs. Robert I. Turner (since May 12, 2003 through September 15, 2003), Martin Leventhal and Alfred T. Duncan (since June 12, 2003). The functions of the Audit Committee are to recommend to the Board of Directors the selection, retention, or termination of our independent accountants; to determine through consultation with management the appropriateness of the scope of the various professional services provided by the independent accountants and consider the possible effect of the performance of such services on the independence of the accountants; to review the arrangements and the proposed overall scope of the annual audit with management and the independent accountants; to discuss matters of concern to the Audit Committee with the independent accountants and management relating to the annual financial statements and results of the audit; to obtain from management, the independent accountants and the Chief Financial Officer their separate opinions as to the adequacy of our system of internal accounting control; to review with management and the independent accountants the recommendation made by the independent accountants with respect to changes in accounting procedures and internal accounting control; and to discuss with management any concerns the Audit Committee may have with regard to our business practices and hold regularly scheduled meetings, separately and jointly, with representatives of management, the independent accountants, and the Chief Financial Officer to make inquiries into and discuss their activities.

         Our Board of Directors has determined that all members of the Audit Committee are "independent" as defined by the standards of the NASDAQ National Stock Market, Inc. The Committee reviews and assesses the adequacy of its charter on an annual basis. The Audit Committee held four meetings during the fiscal year ended January 31, 2003.

         The Board of Directors has a Compensation Committee which currently consists of Messrs. John P. Leighton, Martin Leventhal and Alfred T. Duncan. The Compensation Committee reviews and approves remuneration arrangements for the Company's non-executive officers, senior management (including employee benefit plans in which senior management is eligible to participate but excluding equity rewards to executives), subject to delegation to the 162(m) Committee as described below. The Compensation Committee met one time during the fiscal year ended January 31, 2003.

     In June 2003, the Company established a formal 162(m) Committee which will set performance-based compensation criteria for the Company's Chief Executive Officer and other key executives, certify the results of such performance at the end of the annual performance period and award the resulting performance-based compensation to such key executives. The 162(m) Committee also makes grants of equity-based compensation to the Company's Chief Executive Officer and other key executives. The members of the 162(m) Committee are Messrs. Alfred T. Duncan, Martin Leventhal and Robert I. Turner (Mr. Turner has resigned from the Committee effective September 15, 2003 in conjunction with his new service to the Company as Vice Chairman, Executive Vice President, Chief Financial Officer and Treasurer), none of whom had ever been an employee of the Company. Each member of the 162(m) Committee qualifies as a "non-employee director" under Rule 16b-3 of the Securities Exchange Act of 1934, as amended (the "Exchange Act") and as an "outside director" under Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"). Prior to the formation of the 162(m) Committee, these duties were the responsibility of the non-employee directors of the Compensation Committee. The 162(m) Committee met once in June 2003 and once in August 2003.

AUDIT COMMITTEE

         As described in its newly adopted charter, a copy of which is attached hereto as Exhibit C, the Audit Committee will provide assistance to the Board in its oversight of the integrity of the Company's financial statements, of the Company's compliance with certain legal and regulatory requirements, of the independence and qualifications of the independent auditor, and of monitoring the compliance with the Company's Code of Ethics for Senior Financial Officers. The Committee held four (4) meetings during the fiscal year ended January 31, 2003. Ernst & Young LLP, the Company's independent accountants, is responsible for performing an independent audit of the financial statements in accordance with generally accepted auditing standards.

         The Audit Committee has furnished the following report. The information contained in the "Audit Committee Report" is not to be deemed to be "soliciting material" or to be "filed" with the Securities and Exchange Commission, nor is such information to be incorporated by reference into any future filings under the Securities Act of 1933, as amended the "Securities Act" or the Exchange Act, except to the extent that the Company specifically incorporates it by reference into such filing.

AUDIT COMMITTEE REPORT

         The Audit Committee members are not necessarily professional accountants or auditors, and their functions are not intended to duplicate or certify the activities of management and the independent accountants. Among other things, the Audit Committee monitors the activities and performance of the Company's external auditors, including the audit scope, fees and auditor independence matters.

         The Audit Committee has reviewed and discussed the audited financial statements contained in our Annual Report on Form 10-K for the year ended January 31, 2003 with our management; has discussed with the independent auditors the matters required to be discussed by the Statement on Auditing Standards No. 61 (Codification of Statements on Auditing Standards, AU 380); has discussed with the independent auditors the independent auditors' independence; and has received written disclosures and the letter from the independent accountants required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees).

         Based on the review and discussions of the above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year ended January 31, 2003, for filing with the Securities and Exchange Commission. Messrs. Turner and Duncan were appointed to the Audit Committee on May 12, 2003 and June 12, 2003, respectively, and, accordingly, did not participate in such recommendation.

Reported on by the Audit Committee:
Robert I. Turner, Chairman*
Alfred T. Duncan
Martin Leventhal

* Mr. Turner has resigned from the Audit Committee effective September 15, 2003 in conjunction with his commencement of new service to the Company as Vice Chairman, Executive Vice President, Chief Financial Officer and Treasurer.

Executive Compensation

         The following report and the performance graph on page 13 do not constitute soliciting materials and are not considered filed or incorporated by reference into any other of our filings under the Securities Act or the Exchange Act, unless we state otherwise.

Report of the Compensation Committee

         Compensation Policies. The principal goal of our compensation program as administered by the Board of Directors or a committee of the Board of Directors is to help us attract, motivate and retain the executive talent required to develop and achieve our strategic and operating goals with a view to maximizing shareholder value. The key elements of this program and the objectives of each element are as follows:

         Base Salary. Base salaries paid to our executive officers are intended to be competitive with those paid to executives holding comparable positions in the marketplace. Individual performance and the Company's performance are considered when setting salaries within the range for each position. Annual reviews are held and adjustments are made based on attainment of individual goals in a manner consistent with operating and financial performance.

         Bonuses. Annual cash bonuses are intended to motivate performance by creating the potential to earn annual incentive awards that are contingent upon personal and business performance. We set goals of revenue and profitability for each group.

         Long Term Incentives. We currently provide our executive officers with long-term incentive compensation through recommendations to the 162(m) Committee of grants of stock options through our stock option plan and 2003 Equity Incentive Plan, if approved by shareholders. The grant of stock options aligns the executive's interests with those of our shareholders by providing the executive with an opportunity to purchase and maintain an equity interest in our stock and to share in the appreciation of its value.

         Since the Company and the Compensation Committee believe that stock options and other equity-based awards are a key factor in aligning the long-term financial interest of key employees and shareholders, the Compensation Committee intends to provide a significant portion of the compensation to such individuals in the form of equity-based awards.

           In exchange for Mr. Leighton's agreement to voluntarily cancel the warrant previously granted to him, and based on, among other factors, the input of an experienced compensation consultant, the Compensation Committee, with Mr. Leighton abstaining, has recommended that the 162(m) Committee grant Mr. Leighton a non-qualified stock option to purchase 1,950,000 shares of the Company's common stock (subject to adjustment based on the fair market value of the Company's common stock on the date of grant of the option). See the heading "Employment Agreements" for a discussion of Mr. Leighton's compensation, including the stock option grant.

         CEO's Compensation. Mr. Meyerson, the Company's former Co-Chairman, waived his base salary for fiscal year 2003 and did not receive a bonus. Mr. Leighton's base salary is comparable to the base salary paid to Mr. Meyerson in prior years. Bonus and additional compensation payable to Mr. Leighton, if agreed upon targets are met, were negotiated and approved by the Compensation Committee (not including Mr. Leighton). The factors involved in determining the Company's CEO's compensation are the Company's profits, his lengthy experience and business acumen, his responsibilities, and the efforts exerted by him in the performance of his duties. Based on a complete review and analysis of Mr. Leighton's overall compensation package, an experienced compensation package is reasonable and appropriate as compared to other chief executives of similarly situated companies. See the heading "Employment Agreements" for a discussion of Mr. Leighton's employment agreement.

         Section 162(m) of the Code disallows a tax deduction to public corporations for compensation over $1,000,000 paid for any fiscal year to the corporation's chief executive officer or to any of the four other most highly compensated executive officers. The statute exempts qualifying performance-based compensation from the deduction limit if certain requirements are met. In general, the Company currently intends to structure its executive compensation packages to meet those requirements where possible. In performing its duties, the Compensation Committee met two times during the fiscal year ended January 31, 2003.

Reported on by the Compensation Committee:

                  John P. Leighton, Chairman
                  Alfred T. Duncan
                  Martin Leventhal

         The following report and the performance graph on page [13] do not constitute soliciting materials and are not considered filed or incorporated by reference into any other of our filings under the Securities Act or the Exchange Act, unless we state otherwise.

Report of the 162(m) Committee

         In 2003, the Company formed a formal 162 (m) Committee which will set performance-based compensation for the Company's Chief Executive Officer and other key executives, certify the results of such performance at the end of the annual performance period and award the resulting performance-based compensation to such key executives. The 162(m) Committee consists of Messrs. Duncan, Leventhal and Turner (Mr. Turner has resigned from the 162(m) Committee effective September 15, 2003 in conjunction with his new service to the Company as Vice Chairman, Executive Vice President, Chief Financial Officer and Treasurer), none of whom had ever been an employee of the Company. Each member of the 162(m) Committee qualifies as a "non-employee director" under Rule 16b-3 of Exchange Act and as an "outside director" under Section 162(m) of the Code.

         The 2003 Equity Incentive Plan, if approved by the shareholders, will be administered by a committee established by the Board of Directors (the "Board"), the composition of which will at all times satisfy the provisions of Rule 16b-3 of the Securities Exchange Act of 1934, as in effect from time to time and Section 162 (m), including any successor thereof. The committee has full authority, subject to the provisions of the 2003 Plan, to determine, among other things, the persons to whom awards under the 2003 Plan will be made, the time or times at which such awards will be granted, the types of awards to be granted and the number of shares of common stock subject to such awards, and the specific terms, conditions, performance criteria, restrictions and other provisions applicable to awards, including, but not limited to, the duration, vesting and exercise periods, the circumstances for forfeiture and the form and timing of payment.

Reported on by the 162(m) Committee:
                  Alfred T. Duncan
                  Martin Leventhal
                  Robert I. Turner

Employment Agreements

         The Company has employment agreements with John P. Leighton, Jeffrey M. Hoobler, Michael T. Dorsey, Timothy M. Demarest, Mark Neiderfer and Michael Silver.

         Mr. Leighton originally entered into an employment agreement with the Company dated as of January 14, 2003, and on September 2, 2003 the parties amended and restated the agreement. The material terms of the amended and restated agreement are summarized below.

         John P. Leighton is employed as Chairman, President and Chief Executive Officer. The agreement provides for annual base salary of $450,000 for the first year of the agreement and $675,000 per year for the second and third years of the agreement. The agreement expires in January 2006. Mr. Leighton is eligible, during the term of the agreement, to receive an annual cash incentive bonus, subject to the Company's achieving certain pre-tax earnings, of 11% of the Company's pre-tax earnings. Mr. Leighton is also eligible to receive a performance bonus of $1,000,000 if the Company has pre-tax profits (as defined in the agreement) of $3,000,000 during any 12-month period during the term of the agreement. If Mr. Leighton receives the $1,000,000 performance bonus, he will be eligible to receive an additional $2,000,000 performance bonus if the Company has $5,000,000 in pre-tax profit during any 12-month period during the term of the agreement. Pursuant to the agreement, Mr. Leighton was issued a total of 750,000 shares of common stock on January 14 and January 30, 2003. Mr. Leighton was also issued a warrant to purchase 1,000,000 shares of common stock, subject to shareholder approval. The Company asked Mr. Leighton to voluntarily cancel the warrant in exchange for a grant of stock options under the Company's 2003 Equity Incentive Plan because the warrant would have created adverse accounting treatment for the Company if approved by shareholders. The Company consulted with an experienced compensation consultant to assist in determining the appropriate number of stock options to be granted to Mr. Leighton in consideration of his voluntary cancellation of the warrant. Based on Mr. Leighton's significant contributions to the Company, extensive discussions with the compensation consultant and Mr. Leighton's agreement to cancel an "in the money" warrant (assuming a fair market value of $4.00 per share, the aggregate value of the spread between the fair market value and the exercise price of the warrant is $3,600,000), the Compensation Committee has recommended that (subject to a change in the fair market value of the Company's common stock as described in the last two sentences of the next paragraph) the 162(m) Committee grant a non-qualified stock option to Mr. Leighton to purchase 1,950,000 shares of the Company's common stock with an exercise price equal to the fair market value of the common stock on the grant date under the Company's 2003 Equity Incentive Plan (subject to shareholder approval of such plan).

         It is contemplated that the option will be subject to a two-year vesting schedule with vesting credit for prior service to the Company and will also be subject to full accelerated vesting upon a "change in control," a termination of Mr. Leighton's employment by the Company without "cause," Mr. Leighton's resignation for "good reason," or a termination of Mr. Leighton's employment as a result of death or "disability." The 1,950,000 shares of common stock subject to the option assumes that the fair market value of the Company's common stock on the grant date will be between $1.50 and $6.50. If the fair market value does not fall within the foregoing range, Mr. Leighton and the Company have agreed to negotiate, in good faith, for an equitable adjustment to the number of options to be recommended for grant.

         During the term of the agreement, if Mr. Leighton introduces the Company to a party which consummates an acquisition transaction with the Company resulting in a change in control (as defined in the agreement), the Company shall, upon the consummation of such transaction, as compensation for such introduction, pay Mr. Leighton in addition to all compensation provided for in the agreement, an aggregate sum of (i) $600,000 and (ii) the sum determined by multiplying (x) the number of unexercised options then held by Mr. Leighton, whether vested or not, by (y) the difference between (A) the per share price paid in the transaction (or the fair market value of the non-cash consideration paid if the purchase price is not paid in cash) and (B) if higher than the foregoing, the average closing price of the common stock for the last 45 days prior to the announcement of the transaction. Upon payment of the amounts set forth above and any other amounts then due Mr. Leighton under the agreement, with the consent of the acquiring entity, the agreement shall cease to have any further binding effect.

         To the extent accrual of Mr. Leighton's incentive bonus and/or his performance bonus would cause the Company to have less than $1,500,000 in "net capital" (as defined under the net capital rules promulgated under the Exchange
Act), accrual of all or a portion (as the case may be) of such bonuses is subject to approval by the 162(m) Committee within a reasonable time after such bonuses would otherwise be accrued.

         Notwithstanding the above, in no event will Mr. Leighton's aggregate annual incentive and performance bonus exceed 50% of the Company's pre-tax earnings for any given year during the term of the agreement.

         If Mr. Leighton's employment is terminated by the Company without "cause" or by Mr. Leighton for "good reason", subject to his execution of a release of claims (i) the Company will continue to pay Mr. Leighton all base salary that would have been paid to him if he completed the term of the agreement in accordance with the Company's payroll practices, but off payroll;
(ii) Mr. Leighton will be entitled to payment of the incentive bonus for the fiscal year in which termination occurs, if the applicable pre-tax earnings target is met; (iii) Mr. Leighton will be entitled to payment of a performance bonus for the 12-month period that ends prior to or during the fiscal year of termination if the required pre-tax earning target is achieved, and (iv) the options will be fully vested. Notwithstanding the foregoing, the Company may satisfy its obligations to Mr. Leighton by paying him a lump sum of $3,000,000. Mr. Leighton is also entitled to certain accrued but unpaid amounts.

         In the event of Mr. Leighton's termination of employment, Mr. Leighton will be under no obligation to seek other employment. If Mr. Leighton obtains subsequent employment while he is receiving severance payments under the agreement, the Company will have the right to offset against, and reduce, any cash amounts due the Employee under the agreement and any amounts received by Mr. Leighton on account of remuneration attributable to such employment.

         If Mr. Leighton receives any payments or benefits that are considered "excess parachute payments" under Section 280G of the Code and such payments or benefits are subject to the excise tax imposed by Section 4999 of the Code, the Company will pay Mr. Leighton an additional amount such that the amount retained by him equals the amount of payments and benefits Mr. Leighton otherwise would be entitled to receive without regard to the excise tax.

         Jeffrey M. Hoobler is employed as Executive Vice President and Chief Operating Officer. The agreement dated January 14, 2003, as amended July 29, 2003, provides for base compensation of $300,000 for the first year of the agreement and $400,000 for the following year. The agreement expires in January 2005. In the event the Company terminates Mr. Hoobler's employment without "cause", Mr. Hoobler will receive the full salary for the remaining term of the agreement if Mr. Hoobler executes a general release of claims against the Company. If Mr. Hoobler does not execute such release, he will receive only salary earned but not paid as of the date of such termination without cause.

         Timothy M. Demarest is employed as Executive Vice President and Chief Technology Officer. The agreement is dated February 14, 2003, as amended July 28, 2003 and expires February 17, 2005. The agreement provides for base compensation of $350,000 per year and a one-time bonus of $100,000, of which Mr. Demarest has voluntarily forfeited $50,000. In addition, the agreement provides that Mr. Demarest shall receive a semi-annual incentive bonus of 1.5% of the Company's pre-tax earnings. For the first year of the agreement Mr. Demarest shall receive the greater of the incentive bonus or $225,000. To the extent payment or accrual of Mr. Demarest's incentive bonus would cause the Company to have less than $1,500,000 in "net capital" (as defined under the net capital rules promulgated under the Exchange Act), such incentive bonus shall be forfeited to the extent the payment or accrual of the incentive bonus would cause the Company to have less than $1,500,000 in net capital. The agreement also provides that Mr. Demarest receive a grant of option to purchase 275,000 shares of common stock. In the event the Company terminates Mr. Demarest's employment without "cause", Mr. Demarest will receive the unpaid guaranteed amount for the remaining term of the agreement if Mr. Demarest executes a general release of claims against the Company. If Mr. Demarest does not execute such release, he will receive only salary earned but not paid as of the date of such termination without cause.

         Michael T. Dorsey is employed as Executive Vice President, General Counsel, Director of New Product Development and Secretary. The Agreement is dated January 14, 2003 and provides for base compensation of $225,000 and an option to purchase 100,000 shares of common stock. The Agreement expires January 13, 2005. In the event the Company terminates Mr. Dorsey's employment without "cause", Mr. Dorsey will receive the full salary for the remaining term of the agreement if Mr. Dorsey executes a general release of claims against the Company. If Mr. Dorsey does not execute such release, he will receive only salary earned but not paid as of the date of such termination without cause.

         Mark Neiderfer is employed as Senior Vice President and Manager of Broker-Dealer Equity Sales. The Agreement is dated January 10, 2003 and provides for a 25% payout on the business generated by Mr. Neiderfer's clients and an override percentage of commissions (such percentage to be consistent with industry standards) based on the total revenues generated by the broker-dealer equity business of the Company and payable quarterly. The agreement also provides for an option to purchase 50,000 shares of common stock. In the event the Company terminates Mr. Neiderfer's employment without "cause", Mr. Neiderfer will receive severance equal to six months of compensation plus one additional month for each respective year that Mr. Neiderfer has been employed by the Company. The preceding severance payments are conditional on Mr. Neiderfer's execution of a general release of claims against the Company.

         Michael Silver is employed as Senior Vice President and Manager of the OTC Market Making. The agreement is dated January 29, 2003 and provides that Mr. Silver receive a grant of an option to purchase 150,000 shares of common stock in accordance with the company's 2000 Stock Option Plan. In addition, Mr. Silver is to receive an override on market making profitability to be determined in good faith. In the event the Company terminates Mr. Silver without cause Mr. Silver is to receive any salary earned but not paid as of the date of termination.

Summary Compensation Table

         The following table sets forth for the years ended January 31, 2003, 2002 and 2001 the annual and long-term compensation we paid for services rendered in all capacities to our Chief Executive Officer and the other four most highly paid executive officers serving as of January 31, 2003.

-------------------------------------------------------------------------------------------------------------------
                                                                                                 Long Term
                                                                                                 Compensation
                                                                                                 Securities
Name and Principal Position                           Fiscal                                     Underlying Options
                                                      Year             Salary           Bonus
-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------
Martin H. Meyerson, Co-Chairman (1)                   2003          $        -        $       -                   -
-------------------------------------------------------------------------------------------------------------------
                                                      2002             100,000                -               1,513
-------------------------------------------------------------------------------------------------------------------
                                                      2001             600,000          200,000              24,000
-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------
Kenneth J. Koock, Vice-Chairman (2)                   2003              44,400                -                 444
-------------------------------------------------------------------------------------------------------------------
                                                      2002             279,858                -               2,751
-------------------------------------------------------------------------------------------------------------------
                                                      2001           1,307,558                -               1,500
-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------
Jeffrey E. Meyerson, Vice President, Equity Options   2003             157,361                -             101,501
-------------------------------------------------------------------------------------------------------------------
(3)                                                   2002             167,361                -                   -
-------------------------------------------------------------------------------------------------------------------
                                                      2001             336,578                -              24,000
-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------
Mark D. Goldsmith, Treasurer and Chief Financial      2003             153,379                -              26,238
Officer (4)
-------------------------------------------------------------------------------------------------------------------
John P. Leighton, Chairman, Chief Executive Officer   2003                   -                -                   -
and President (5)
-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------
Jeffrey M. Hoobler, Executive Vice President and      2003              13,846                -              75,000
Chief Operating Officer (6)
-------------------------------------------------------------------------------------------------------------------

--------------------

     (1) Mr. Meyerson was Chairman through January 14, 2003 and Co-Chairman through April 21, 2003. Mr. Meyerson retired on April 21, 2003.

     (2) Mr. Koock resigned his employment with the Company on March 21, 2003. He did not receive a base salary. His compensation was based on commission earned.

     (3) Mr. Jeffrey Meyerson earns compensation based on commissions earned in addition to his contracted salary and incentive amounts.

     (4)  Mr. Goldsmith commenced employment with the Company on March 1, 2002.

     (5) Mr. Leighton commenced employment with the Company on January 14, 2003. No compensation was paid during the fiscal year ended January 31, 2003. Based on Mr. Leighton's compensation arrangements, he would have been named in the Summary Compensation Table had he been employed for the last full fiscal year.

     (6) Mr. Hoobler commenced employment with the Company on January 14, 2003. Based on Mr. Hoobler's compensation arrangements, he would have been named in the Summary Compensation Table had he been employed for the last full fiscal year.

This table does not specify other compensation since it is less than 10% of the total salary and bonus reported for each officer.

Option Grants in Last Fiscal Year

         The following table contains information concerning options granted to executive officers named in the Summary Compensation Table during the fiscal year ended January 31, 2003:

------------------------------------------------------------------------------------------------------------------------
                                Number of         % of Total    Exercise    Expiration    Potential Realizable Value at
                               Securities            Options       Price          Date    Assumed Annual Rates of Stock
                               Underlying         Granted to      ($/sh)                  Price Appreciation for Option
                                  Options       Employees in                                                       Term
Name                              Granted        Fiscal Year                                 5%                 10%($)
------------------------------------------------------------------------------------------------------------------------
Martin H. Meyerson                      -                  -           -             -         -                      -
------------------------------------------------------------------------------------------------------------------------
Kenneth J. Koock                   25,444                0.1         .41        1/1/08       232                    293
------------------------------------------------------------------------------------------------------------------------
Jeffrey E. Meyerson               100,000               17.0         .43        1/8/08    54,880                 69,252
------------------------------------------------------------------------------------------------------------------------
Jeffrey E. Meyerson                 1,501                0.3         .41        1/1/08       785                    991
------------------------------------------------------------------------------------------------------------------------
John P. Leighton                        -                  -           -             -         -                      -
------------------------------------------------------------------------------------------------------------------------
Jeffrey M. Hoobler                 75,000               12.7         .48       1/14/08    45,946                 57,978
------------------------------------------------------------------------------------------------------------------------
Mark D. Goldsmith                   1,238                0.2         .41        1/1/08       648                    817
------------------------------------------------------------------------------------------------------------------------
Mark D. Goldsmith                  25,000                4.2         .43        1/8/08    13,720                 17,313
------------------------------------------------------------------------------------------------------------------------

Option Exercises in Last Fiscal Year and Fiscal Year-End Option Values

         There were no option exercises during the fiscal year ended January 31, 2003 by the executive officers named in the Summary Compensation Table. The following table contains information concerning the number and value, at January 31, 2003, of unexercised options held by executive officers named in the Summary Compensation Table:

---------------------------------------------------------------------------------------------------------------
                                      Underlying Unexercised Options at      Value of Unexercised In-the-Money
                                                             FY-End (#)                      Options at FY-End
Name                                        (Exercisable/Unexercisable)        (Exercisable/Unexercisable) ($)
---------------------------------------------------------------------------------------------------------------
Martin H. Meyerson                                            239,604/0                                  560/0
---------------------------------------------------------------------------------------------------------------
Kenneth J. Koock                                         308,255/16,666                          23,568/10,000
---------------------------------------------------------------------------------------------------------------
Jeffrey E. Meyerson                                       60,462/66,666                          21,477/40,000
---------------------------------------------------------------------------------------------------------------
John P. Leighton                                                    0/0                                    0/0
---------------------------------------------------------------------------------------------------------------
Jeffrey M. Hoobler                                        37,500/37,500                          20,625/20,625
---------------------------------------------------------------------------------------------------------------
Mark D. Goldsmith                                          9,572/16,666                           5,768/10,000
---------------------------------------------------------------------------------------------------------------

         The following table sets forth information as of January 31, 2003 with respect to compensation plans (including individual compensation arrangements) under which shares of the Company's common stock are authorized for issuance:

   ========================================================================================================
                                    EQUITY COMPENSATION PLAN INFORMATION
   ========================================================================================================
                                                                                 Number of securities
                                                                                 remaining available for
                                                                                 future issuance under
                              Number of securities to  Weighted-average          equity compensation
                              be issued upon exercise  exercise price of         plans(excluding
                              of outstanding options,  outstanding options,      securities reflected in
                              warrants and rights      warrants and rights       column (a)

   Plan category              (a)                      (b)                       (c)
   ========================================================================================================
   Equity compensation               1,940,881                $2.41                      414,840
   plans approved by
   security holders
   ========================================================================================================

All Company equity compensation plans have been approved by security holders.

         As of August 28, 2003, the following options will be granted under the 2003 Equity Incentive Plan (subject to shareholder approval) as indicated below:

--------------------------------------------------------------------------------
Name                                 Number of Shares         Dollar Value ($)
--------------------------------------------------------------------------------
John P. Leighton, Chief Executive    1,950,000                *
Officer
--------------------------------------------------------------------------------

     * The exercise price of the option shall be determined based on the fair market value of the common stock on the date of grant, which is not currently determinable.

         Because future awards under the 2003 Equity Incentive Plan will be based upon prospective factors including the nature of services to be rendered by prospective key employees and officers of, advisors and independent consultants to, the Company or its affiliates, who are neither officers nor employees of the Company or its affiliates and their potential contributions to the success of the Company, actual award grants cannot be determined at this time (other than with respect to Mr. Leighton).

Directors' Compensation

         Directors receive options to purchase 7,500 shares of our common stock annually. Outside directors are compensated $1,000 for each regularly scheduled meeting and $500 for each special meeting of the Board of Directors they attend. Members of the Company's 162(m) Committee and Compensation Committee receive $500 for each meeting attended. Members of the Company's Audit Committee receive $1,000 for each regularly scheduled meeting and $500 for each special meeting attended. The Chairman of the Company's audit committee receives an annual retainer of $15,000. Employee directors have waived their right to be compensated for attending meetings of the Board of Directors.

Compensation Committee Interlocks and Insider Participation

         John P. Leighton, Martin Leventhal and Alfred T. Duncan are the members of the Compensation Committee. No Company executive officer currently serves on the compensation committee or any similar committee of another public company, one of whose executive officers sits on the Compensation Committee of the Company.

Share Performance Graph

         The following graph compares the cumulative total return of our common stock with the NASDAQ Stock Market (U.S. Companies), the NASDAQ Financial Companies, and a Custom Peer Group. The peer group consists of companies of similar size and/or focus and includes LaBranche & Co., Inc., Paulson Capital Corp., Investment Technology Group Inc., Ladenburg Thalmann Financial Services, Inc., and Westech Capital Corp. The graph assumes that $100 was invested on January 30, 1998 in our common stock and each index and that all dividends were reinvested. The indices are re-weighted daily, using the market capitalization on the previous tracking day.

[The following data was represented as a line chart on the next page]

                                                       Period Ending
                             --------------------------------------------------------------------
Index                        01/31/98    01/31/99    01/31/00    01/31/01    01/31/02    01/31/03
-------------------------------------------------------------------------------------------------
M.H. Meyerson & Co.            100.00       62.70      122.02      101.68       11.39       27.93
NASDAQ - Total US              100.00      156.49      244.13      171.44      120.39       82.97
NASDAQ - Financial             100.00      100.95       94.47      109.09      121.13      121.36
Custom Peer Group*             100.00       68.92       82.86      164.58      157.41       88.78

*Custom Peer Group consists of LaBranche &Co., Inc., Paulson Capital Corp., Investment Technology Group, Inc., Ladenburg Thalmann Financial Services, Inc., and Westech Capital Corp.

Source : SNL Financial LC, Charlottesville, VA                   (434) 977-1600
(C) 2003

[LINE CHART]

Section 16(a) Beneficial Ownership Reporting Compliance

         Section 16(a) of the Exchange Act requires our directors and executive officers, and persons who own more than 10% of the Company's common stock, to file reports of ownership of, and transactions in, the Company's common stock with the SEC. Such directors, executive officers and 10% shareholders are also required to furnish the Company with copies of all Section 16(a) reports they file.

         Based on a review of the copies of such reports the Company received we believe that all Section 16(a) filing requirements applicable to our directors, executive officers and 10% shareholders were complied with during our fiscal year ended January 31, 2003.

                                  PROPOSAL ONE

                                   NAME CHANGE

         The Board of Directors has unanimously recommended that the Company's shareholders approve an amendment to the Company's Certificate of Incorporation to change the Company's name to "Crown Financial Group, Inc." A copy of the Amendment to the Certificate of Incorporation is attached hereto as Appendix A.

Reason and Effect of Name Change

         The Board of Directors believes that the new proposed name will assist in the marketing of the Company's brand, "Crown", and that the proposed name more accurately reflects the Company's business line and serves to emphasize the Company's vision of creating a dynamic, innovative and leading liquidity provider.

         The Company anticipates that, if the name change is approved, its new trading symbol will be "CFGI". The Company has been doing business under the name "Crown Financial Group, Inc." since May 5, 2003.

Vote Required

         The name change requires the affirmative vote of a majority of the shares of common stock outstanding and entitled to vote.

         The Board of Directors recommends that you vote FOR the amendment to the Company's Certificate of Incorporation changing the Company's name to "Crown Financial Group, Inc."

                                  PROPOSAL TWO

                    AMENDMENT TO ELIMINATE THE CLASSIFICATION
                  AND STAGGERED TERMS OF THE BOARD OF DIRECTORS

Reason and Effect of Elimination of Classification and Staggered Terms of the Board of Directors

         The Certificate of Incorporation provides for a staggered Board of Directors consisting of three classes as nearly equal in size as possible. As the term of each class expires, directors in that class are elected for a term of three years and until their successors are duly elected and qualify. The classified Director provision could have the effect of making the removal of incumbent directors more time-consuming and difficult, which could discourage a third party from making a tender offer or otherwise attempting to obtain control of the Company even though such an attempt might be beneficial to the Company and its shareholders. At least two annual meetings of shareholders, instead of one, would generally be required to effect a change in a majority of the Board of Directors. Thus, the classified board provision could increase the likelihood that incumbent directors will retain their positions. The Board of Directors believes that it is in the best interests of the shareholders of the Company to eliminate the staggered Board. If the amendment is approved, the four nominees for election as directors of the Company as set forth in Proposal 3 will each serve only until the 2004 Annual Meeting and until their successors are elected and qualify.

Vote Required

         The elimination of the classification and staggered terms of the Board of Directors requires the affirmative vote of a majority of the shares of common stock outstanding and entitled to vote.

The Board of Directors recommends a vote FOR the amendment to the Company's Certificate of Incorporation to eliminate the classified Board of Directors.

                                 PROPOSAL THREE

                              ELECTION OF DIRECTORS

         Under the Company's Certificate of Incorporation, the Board of Directors is divided into three classes, with the numbers of directors in each class fixed by the Board of Directors, and with the term of office of one class expiring each year. During the 12 months ended August 31, 2003, Michael T. Dorsey, Kenneth J. Koock, Patricia Medding, Jeffrey E. Meyerson, Martin H. Meyerson and Bertram Siegel resigned from the Board of Directors. There are presently five Board members, two in the class holding office until the Annual Meeting, one in the class holding office until the next succeeding Annual Meeting, and two in the class holding office until the second succeeding Annual Meeting. Messrs. John P. Leighton and Robert I. Turner, management's nominees for Class I Directors, are now serving as Class I Directors. Mr. Wimpfheimer, management's nominee for Director for a one-year term, is not and has never served as a Director of the Company.

         If the amendment to the Company's Certificate as described in Proposal Two is approved by the shareholders at the Annual Meeting, each Director will serve for a term of one year. However, if the amendment is not approved, each of the Class I Directors elected by the shareholders at the Annual Meeting will continue to be the designated Class I Directors with their terms staggered in order to comply with the current provisions of the Certificate and Mr. Wimpheimer will not serve as a director.

         Unless otherwise indicated on a Proxy, the proxyholders intend to vote the shares of common stock for which they hold Proxies "FOR" the election of John P. Leighton and Robert I. Turner as Class I Directors and Andrew Wimpfheimer as a Director for a one year term. Each of such persons has consented to being named as a nominee in this Proxy Statement and to serve as a Director if elected.

         The Board has no nominating committee. The nominees for Directors were selected by the entire Board of Directors. At the meeting, shareholders may make nominations for Class I Directors and a one-year term Director.

         While the Board of Directors has no reason to believe that any of Messrs. Leighton, Turner and Wimpfheimer will not be available as a candidate for election, should this situation arise, the enclosed Proxy may be voted for the election of another nominee or nominees in the discretion of the persons acting pursuant to the Proxy.

         The following persons have been nominated for election as Directors of the Company as members of the indicated class, as applicable:

--------------------------------------------------------------------------------
                                                Director
Name                        Age                 Since                Class
--------------------------------------------------------------------------------
John P. Leighton            47                  2003                 I
--------------------------------------------------------------------------------
Robert I. Turner            51                  2003                 I
--------------------------------------------------------------------------------
Andrew Wimpfheimer          46                  -                    -
--------------------------------------------------------------------------------

         All Directors hold office until their terms expire and until their successors have been elected and qualified. If the amendment to the Company's Certificate as described in Proposal Two is approved by the shareholders at the Annual Meeting, each Director will serve for a term of one year. However, if the amendment is not approved, each of the Class I Directors elected by the shareholders at the Annual Meeting will continue to be the designated Class I Directors with their terms staggered in order to comply with the current provisions of the Certificate.

         Certain information concerning the Directors who are being nominated for reelection at the Annual Meeting and the incumbent Directors whose terms of office continue after the Annual Meeting and executive officers of the Company is set forth hereafter.

Alfred T. Duncan (58), Director

Alfred T. Duncan has been an independent management consultant since 1992, specializing in financial management for small growth firms. Prior to 1992, he held numerous senior positions with Commodore International, Ltd. including General Manager of Latin America and Eastern Europe (1990-1991) and General Manager of U. S. operations (1987-1990). He was President and Chief Executive Officer of Victor Technologies (1986-1987) and has held financial management positions with A. M. International, Abbott Laboratories, First National Bank of Chicago, and Ford Motor Company. He was Executive Vice President and Chief Financial Officer of On Site Sourcing Inc. (1998-2000) and Chief Financial Officer of the New Jersey Devils Franchise of the National Hockey League (1997-1998). He received an M.B.A. degree from Harvard University in 1972 and a B.S.C.E. degree from Duke University in 1965.

Jeffrey M. Hoobler (48), Executive Vice President, Chief Operating Officer and Director

Mr. Hoobler became Executive Vice President, Chief Operating Officer and a Director of the Company in January 2003. From July 1997 through September 2001 and from July 2002 until joining the Company, Mr. Hoobler served as Senior Vice President with responsibility, among other areas, for Institutional eCommerce Sales, Restricted Equities, and Sponsored Access for Institutions at Knight Securities, L.P., a broker-dealer and a subsidiary of Knight Trading Group, Inc. Mr. Hoobler received a B.S. from the United States Naval Academy in 1977.

John P. Leighton (47), Chairman, Chief Executive Officer and President

Mr. Leighton became Co-Chairman, Chief Executive Officer and a Director of the Company in January 2003. Later in January 2003, he was named President and in April 2003 he became Chairman of the Company. From November 2000 until joining the Company, Mr. Leighton was a private investor. From March 1995 to November 2000, Mr. Leighton was Executive Vice President, Managing Director Global Institutional Sales at Knight Securities, L.P., a broker-dealer and a subsidiary of Knight Trading Group, Inc. Mr. Leighton received a B.S. from Niagara University.

Martin Leventhal (65), Director

Martin Leventhal graduated from Brooklyn College in 1958 and became a Certified Public Accountant in 1963. With the exception of time spent in military service, he has been actively involved in public accounting since his graduation. In 1971, he founded the firm most recently known as Martin Leventhal & Company, a CPA firm with approximately 25 employees. In 1997, Martin Leventhal & Company merged with Weinick, Sanders & Co. to form Weinick, Sanders, Leventhal & Co., LLP, with approximately 100 employees, of which Mr. Leventhal is the executive partner. He is a member of the American Institute of Certified Public Accountants and the New York Society of Certified Public Accountants, for which he served on numerous committees. He has also held a principal's license in the securities industry.

Robert I. Turner (51), Vice Chairman, Executive Vice President, Chief Financial Officer and Treasurer

Robert I. Turner became Vice Chairman, Executive Vice President, Chief Financial Officer and Treasurer on September 15, 2003 and became a Director of the Company on May 12, 2003. From May 1995 to February 2003 he was Executive Vice President, Chief Financial Officer, and Treasurer of Knight Trading Group, Inc. In April 1996, he was elected to the advisory board of Roundtable Partners, LLC, the predecessor to Knight Trading Group, Inc., on which he served until the company's initial public offering, at which time he joined the Board of Directors of the company. From 1988 to 1995, Mr. Turner was a Corporate Vice President at PaineWebber Incorporated, serving in a variety of financial management positions in the fixed income, finance, merchant banking and commodities trading divisions. From 1982 to 1987, Mr. Turner worked for Citibank, N.A. in the treasury and investment banking divisions. From 1979 to 1981, Mr. Turner practiced at the accounting firm of Price Waterhouse where he earned his CPA. Mr. Turner received his B.A. from the State University of New York at Binghamton in 1973 and his M.S.B.A. from the University of Massachusetts at Amherst in 1976.

Andrew Wimpfheimer (46), Nominee

Andrew Wimpfheimer has been a managing director of A.M. Capital LLC since November 2002. From 1995 to 2001, he was one of the original members of Knight Securities, L.P., a subsidiary of Knight Trading Group, Inc., where he was a managing director of non-Nasdaq trading. From 1979 to 1995, Mr. Wimpfheimer worked for Spear, Leeds & Kellogg/Troster Singer. From 1979 to 1982, he worked for Herzfeld & Stern, Inc. Mr. Wimpfheimer graduated from McCalister College in 1979 with a B.A. in art history and political science.


Executive Officers

Executive officers serve at the discretion of the Board of Directors. For selected biographical information with respect to Messrs. Hoobler, Leighton and Turner please see biographical information for Directors above. Selected biographical information with respect to all other executive officers is set forth hereafter.

Timothy M. Demarest (43), Executive Vice President and Chief Technology Officer

Mr. Demarest became Executive Vice President and Chief Technology Officer of the Company in February 2003. From September 2002 until joining the Company, he served as Chief Information Officer of Radianz, a provider of secure IP network services to the financial industry. From April 2000 through September 2001, Mr. Demarest served as Senior Vice President and U.K. European Chief Information Officer for Knight Securities International Ltd., a subsidiary of Knight Trading Group, Inc. From May 1996 through March 2000, he served as Senior Vice President and Chief Information Officer of Knight Securities, L.P., a broker-dealer and a subsidiary of Knight Trading Group, Inc. Mr. Demarest received his Bachelor of Business Administration from the George Washington University in 1984.

Michael T. Dorsey (47), Executive Vice President, General Counsel, Director of New Product Development and Secretary

Mr. Dorsey became Executive Vice President, General Counsel, Director of New Product Development, Secretary and a Director of the Company in January 2003. From January 2003 until his resignation in August 18, 2003, Mr. Dorsey served as a member of the Company's Board of Directors. From March 1998 until joining the Company, Mr. Dorsey served as General Counsel, Corporate Secretary, Director of Compliance and Director of Legislative and Regulatory Affairs at Knight Trading Group, Inc. Mr. Dorsey received a B.S.B.A. from St. Louis University, 1981 a J.D. from the University of Missouri - Columbia in 1989, and an LL.M. from Georgetown University Law Center 1991.

Mark Neiderfer (45), Senior Vice President and Manager of Broker-Dealer Equity Sales

Mr. Neiderfer became Senior Vice President and Manager of Broker-Dealer Equity Sales of the Company in January 2003. From 1996 until joining the Company, Mr. Neiderfer served as Senior Vice President, Broker-Dealer Sales Manger at Knight Securities, L.P., a broker-dealer and a subsidiary of Knight Trading Group, Inc. He received a B.A. from Syracuse University.

Michael B. Silver (33), Senior Vice President and Manager of OTC Market Making

Mr. Silver became Senior Vice President and Manager of OTC Market Making of the Company in January 2003. From 2001 until joining the Company, he was Senior Vice President of NASDAQ Trading at Jeffries & Co. He served as Vice President of Market Making at Knight Securities, L.P., a broker-dealer and a subsidiary of Knight Trading Group, Inc., from 1995 through 2001. He received a degree in Accounting from West Virginia University in 1992.

Mark D. Goldsmith (59), Senior Vice President

Mark D. Goldsmith has been with the Company since January 2002. From March 1, 2003 through September 15, 2003 Mr. Goldsmith served in the capacity of Chief Financial Officer and Treasurer. He is a former allied member of the New York Stock Exchange and from 1979 through 1989 was Treasurer and Chief Financial Officer of Muller & Company, Inc., a New York Stock Exchange member firm. He is an alumnus of Pace University and until joining the Company, was the principal officer of Paul L. Forchheimer & Co. Inc., a securities brokerage and investment banking firm.


                                  PROPOSAL FOUR

                   APPROVAL OF THE 2003 EQUITY INCENTIVE PLAN

     Background; Purpose

     On March 31 2003, the Board of Directors adopted the M.H. MEYERSON & CO., INC. 2003 Equity Incentive Plan (the "2003 Plan"), subject to approval by the Company's shareholders, and on September 3, 2003, the Board of Directors approved an amendment to the 2003 Plan, subject to shareholder approval. The purpose of the 2003 Plan is to promote the success of the Company by providing a method whereby employees, directors and independent contractors providing services to the Company and its affiliates may be encouraged to increase their proprietary interest in the Company's business.

     By offering incentive compensation opportunities that are competitive with those of similar enterprises and based on the performance of the Company's common stock, the 2003 Plan will motivate participants to continue to provide services and achieve long-range goals, further align their interests with those of the Company's other shareholders, and promote the long-term financial interest of the Company and its affiliates, including enhancement of long-term Shareholder value. The 2003 Plan is also intended to aid in attracting persons of exceptional ability and leadership qualities to become officers, directors, employees and independent contractors of the Company and its affiliates.

     The Company's 1993 Employees Stock Option Plan and 2000 Stock Option Plan (collectively, the "Plans") are the existing equity-based incentive plans available to employees, directors and independent contractors of the Company. The Board of Directors adopted the 2003 Plan because the number of shares that remain available for grant subject to awards under the Plans are insufficient to satisfy the Company's anticipated incentive compensation needs for current and future employees, directors and independent contractors. As of August 20, 2003 there were 337,922 shares available for grant under the Plans. In addition, the 2003 Plan would offer additional features which are not offered under the Plans. If the 2003 Plan is adopted, the Plans would continue until the earlier of the expiration of the plan or until all available shares authorized for issuance thereunder have been exhausted.

     The Board of Directors believes that the adoption of the 2003 Plan would, among other things, enhance the long-term shareholder value of the Company by offering opportunities to the Company's employees, directors, officers, and independent contractors to participate in the Company's growth and success, and to encourage them to remain in the service of the Company and its subsidiaries and to acquire and maintain stock ownership in the Company. The Board of Directors believes that existing option grants have contributed substantially to achievement of the Company's success and that the granting of stock options, stock awards and other stock-based awards for these purposes is comparable with the practices of other financial services companies. The Board of Directors believes that the 2003 Plan is necessary to provide the Company with the flexibility to pursue the types of opportunities described above without the added delay and expense of obtaining shareholder approval each time an opportunity requiring the issuance of shares under the plans may arise. If the 2003 Plan is approved, the Company will have additional authorized shares of common stock available for future grants for new hires and to retain existing employees. Approval of the 2003 Plan will enable the Company to provide for more equity-based ownership by its senior officers in order to further align their interests with those of the shareholders.

     The 2003 Plan is also being submitted to the Company's shareholders in order to ensure that awards granted under the 2003 Plan comply with Section 162(m) of the Code with respect to executive officers. Section 162(m) denies a tax deduction for certain compensation in excess of $1 million per year paid by a company to its Chief Executive Officer and to the four most highly compensated executive officers (other than the Chief Executive Officer) for whom compensation disclosure is required under the proxy rules ("Covered Employees"). Certain compensation, including compensation based on the attainment of performance goals, is excluded from this deduction limit if certain requirements are met. Among these requirements is that the material terms (including the performance goals) pursuant to which the compensation is to be paid (including the business criteria on which the performance goal is based and the maximum amount that can be paid to any individual if the performance goal is attained) are disclosed and approved by shareholders prior to payment. Accordingly, if the 2003 Plan is approved by shareholders and other conditions of Section 162(m) relating to the exclusion for performance-based compensation are satisfied, awards granted to Covered Employees under the 2003 Plan will not be subject to the deduction limit of Section 162(m).

     Summary of 2003 Plan

         The Board of Directors of the Company has unanimously approved and recommends that the shareholders approve the 2003 Plan at the Annual Meeting. The full text of the 2003 Plan is set forth in Appendix "B" to this Proxy Statement, and the description of the 2003 Plan set forth herein is qualified in its entirety by reference to the text of such plan.

     Shares Available; Limitations

     The Board of Directors adopted the 2003 Plan on March 31, 2003, subject to approval by the Company's shareholders, and on September 3, 2003 the Board of Directors approved an amendment to the 2003 Plan subject to shareholder approval. If this Proposal Four is adopted, a maximum of 4,500,000 shares of common stock will be reserved for issuance under the 2003 Plan (subject to equitable adjustment in the event of a change in the Company's capitalization). The number of shares of common stock that may be the subject of options to any one grantee in any fiscal year under the 2003 Plan is limited to 1,000,000 (90,000 for directors, provided that for fiscal year 2003 the limit is 2,000,000). The number of shares of common stock that may be the subject of "other stock-based awards" that are contingent upon the attainment of performance factors to any one grantee in any fiscal year under the 2003 is limited to 1,000,000. An individual limit is also imposed on Restricted Stock and Restricted Stock Units that are subject to the attainment of performance goals (see the heading "Restricted Stock; Restricted Stock Units"). The maximum number of shares of stock available for awards under the 2003 Plan was determined based on several considerations, including the number of shares of stock necessary to accommodate Mr. Leighton's replacement option (as described in the "Employment Agreement" section), the Company's desire to provide a significant portion of the compensation to key employees in the form of equity-based awards and in order to attract, retain and strengthen the mutuality of interests between key employees and shareholders.

     Administration

     The 2003 Plan is administered by a committee established by the Board of Directors (the "Board"), the composition of which will at all times satisfy the provisions of Rule 16b-3 of the Securities Exchange Act of 1934, as in effect from time to time and Section 162 (m) of the Code, including any successor thereof. With respect to the application of the 2003 Plan to directors, the Board will administer the Plan. However, the 162(m) Committee will administer awards granted under the 2003 Plan to executive officers. The committee has full authority, subject to the provisions of the 2003 Plan, to determine, among other things, the persons to whom awards under the 2003 Plan will be made, the time or times at which such awards will be granted, the types of awards to be granted and the number of shares of common stock subject to such awards, and the specific terms, conditions, performance criteria, restrictions and other provisions applicable to awards, including, but not limited to, the duration, vesting and exercise periods, the circumstances for forfeiture and the form and timing of payment.

     Eligibility

     Awards under the 2003 Plan may be made to employees, non-employee directors and independent contractors of the Company and its present or future subsidiaries and affiliates, in each case, who are selected by the committee in its sole discretion. However, "incentive stock options" may only be granted to employees of the Company, a parent or any subsidiary.

     Options

     Stock options may be either "incentive stock options," as that term is defined in Section 422 of the Code, or nonqualified stock options. The exercise price of an option will not be less than 100% (or 110% in the case of an incentive stock option) of the fair market value per share (as defined in the 2003 Plan) of the Company's common stock on date of grant. Options become exercisable at the time or times and upon such terms as the committee may determine, and may be exercised following termination of employment if and to the extent determined by the committee in the stock option agreement. The exercise price of options may be paid in cash, by check or promissory note (to the extent permitted by law), by tendering (by actual delivery or attestation) shares of common stock that have been held for at least six months, or to the extent permitted by law, by way of a "broker assisted cashless exercise" procedure.

     No option may be repriced, replaced, regranted through cancellation or modified without shareholder approval (except in the case of an adjustment or substitution in connection with a corporate transaction affecting the Company's common stock) if the effect of such change in terms would be to reduce the exercise price for the shares underlying such options.

     Restricted Stock; Restricted Stock Units

     The 2003 Plan permits the Company to grant restricted stock and restricted stock units to participants. Restricted stock is common stock transferred to the grantee, generally without payment to the Company, which shares are subject to certain restrictions and to a risk of forfeiture. A restricted stock unit is a right to receive shares of common stock or cash at the end of a specified period, subject to a risk of forfeiture. Restricted stock and restricted stock units will generally be subject to vesting and nontransferability restrictions that will lapse upon the achievement of one or more goals relating to the completion of service by the participant or the achievement of performance or other objectives, as determined by the committee at the time of grant. Performance factors may include: before or after-tax net income; book value per share; stock price; return on shareholders' equity; relative performance versus peers; expense management; return on investment; improvements in capital structure; profitability of an identifiable business unit or product; profit margins; budget comparisons; total return to shareholders; revenue; or any increase or decrease of one or more of the foregoing over a specified period. The performance factors may relate to the performance of the Company, a business unit, product line, territory, or any combination thereof and may include other objective measures determined by the committee to contribute significantly to shareholder value creation.

     The maximum number of shares of common stock that may be the subject of restricted stock or restricted stock units granted to an individual participant for any fiscal year (valued as of the date of grant) may not exceed $10 million. The committee may structure the terms of a performance factor so as to permit the reduction or elimination of any award of restricted stock or restricted stock units, but in no event may the committee increase the amount or vesting of such awards.

Other Stock-Based Awards

       The 2003 Plan authorizes the committee to grant "other stock-based awards" to participants that are payable in, valued in whole or in part by reference to, or otherwise based on or related to shares of common stock, including but not limited to, shares of common stock awarded purely as a bonus and not subject to any restrictions or conditions, shares of common stock in payment of the amounts due under an incentive or performance plan sponsored or maintained by the Company or a subsidiary, stock appreciation rights (either separately or in tandem with options), and awards valued by reference to book value of shares of common stock.

Termination of Service

     Except as otherwise provided by the committee, in the event of a participant's termination of service due to death, disability or retirement (each, as defined in the 2003 Plan), each outstanding award granted or share of common stock purchased by such participant will remain exercisable to the extent vested for 12 months, but in no event longer than the stated term of the award. Except as otherwise provided by the committee, in the event of a participant's termination of service for cause (as defined in the 2003 Plan) or if the participant voluntarily terminates his or her service with the Company or any of its affiliates, then any options held by such participant, whether or not then vested, will immediately terminate and all rights to common stock or restricted stock units as to which there remain unlapsed restrictions as of the date of such termination of service will be forfeited. Except as otherwise provided by the committee, if a participant's service with the Company or any of its affiliates is terminated for reasons other than death, disability, retirement, termination for cause or voluntary termination by the participant, all options held by the participant that were not vested immediately prior to such termination will become null and void at the time of the termination. Any options that were exercisable immediately prior to the termination will continue to be exercisable for a period of three months and then terminate. In no event, however, will an option remain exercisable beyond its expiration date. In addition, all rights to shares of common stock or restricted stock units as to which there remain unlapsed restrictions as of the date of such termination of service will be forfeited.

     Unless otherwise determined by the committee at grant, in the event a participant engages in "harmful conduct" (as defined in the 2003 Plan): (i) prior to the exercise of an option or other award, all such awards held by the participant will terminate and expire or (ii) during the one year period commencing on the date the option or other award is exercised, the committee, may, in its sole discretion, require the participant at any time within one year after such exercise, to promptly pay to the Company an amount equal to any gain (over the exercise price) realized as a result of such exercise (whether at the time of exercise or thereafter). Unless otherwise determined by the committee at grant, each stock award agreement will provide that in the event a participant engages in harmful conduct prior to, or during the one year period after, any vesting of any stock award, all unvested stock awards will be immediately forfeited, and the committee may, in its sole discretion, require that the participant promptly pay to the Company an amount equal to the fair market value at the time of vesting (over the purchase price, if any) of any stock awards which had vested in the period referred to in this sentence.

     Term

        No award may be granted under the 2003 Plan on or after March 31, 2013, assuming the passage of this Proposal, but awards granted prior to such date may extend beyond that date.

     Change-In-Control

     In the event of a Change-In-Control (as defined in the 2003 Plan), each outstanding award or share purchased pursuant to any award will, if not fully vested, become fully vested and, in the case of options, fully exercisable with respect to the total number of shares of common stock at the time subject to such option and may be exercised for any or all of those shares.

     Equitable Adjustment

     Upon the occurrence of certain corporate transactions affecting the Company's common stock, the committee may adjust the number of shares of common stock reserved for issuance subject to awards under the Plan, the number of shares of common stock subject to outstanding options and other awards or the exercise price, and may make any other adjustments it determines to be equitable. The committee may also provide for a cash payment to any participant in connection with any such equitable adjustment.

     Termination; Amendment

     The 2003 Plan may, at any time and from time to time, be suspended, discontinued, modified, amended or terminated by the Board or the committee, in whole or in part, provided that no modification or amendment that requires shareholder approval will be effective prior to the time such amendment has received the requisite approval of shareholders. In addition, no termination, modification or amendment may be made that adversely affects any of the rights of a grantee under any award theretofore granted, without such grantee's consent.

     Transferability

     No option may be transferred other than by will or the laws of descent and distribution, and during the lifetime of an optionee, an option may be exercisable only by such optionee (or his or her court-appointed legal representative). Notwithstanding the foregoing, at the time of grant the committee may provide that an optionee may transfer a nonqualified option in certain limited circumstances (e.g., to certain family members). Except as otherwise permitted by the committee, shares of common stock underlying unvested awards of restricted stock or restricted stock units are not transferable.

Certain U.S. Federal Income Tax Consequences

     The following discussion is a brief summary of the principal United States federal income tax consequences of the 2003 Plan under the provisions of the Code as currently in effect with respect to individuals who are citizens or residents of the United States, other than those individuals who are taxed on a residence basis in a foreign country. These rules are subject to change. This summary is not intended to be exhaustive and does not describe, among other things, state, local or foreign income and other tax consequences. The specific tax consequences to a participant will depend upon a participant's individual circumstances. Therefore, it is suggested that a participant consult his or her tax and/or financial advisor for tax advice before exercise of an option and before disposing of any shares of common stock acquired upon the exercise thereof or pursuant to any other award under the 2003 Plan.

     Nonqualified Stock Options. In the case of a nonqualified stock option, a participant generally will not be taxed upon the grant of the option. Rather, at the time of exercise of that nonqualified stock option, the participant will generally recognize ordinary income for federal income tax purposes in an amount equal to the excess of the then fair market value of the shares purchased over the option exercise price, which is referred to as the spread. The Company will generally be entitled to a tax deduction at the time and in the amount that the participant recognizes ordinary income, subject to the requirements of Sections 162(m) and 280(G) of the Code.

     Incentive Stock Options. A participant will not be in receipt of taxable income upon the grant of an Incentive Stock Option ("ISO"). In order for an option to qualify as an ISO, among other things, the participant must be an employee of the Company or a subsidiary at all times during the period beginning on the date of grant of the ISO and ending on the date three months before the date of exercise (or one year before the date of exercise in the case of a disabled optionee). In addition, the exercise of an ISO will remain qualified if made by the legal representative of a participant who dies (i) while in the employ of the Company, its parent or a subsidiary or (ii) within three months after termination of the participant's employment.

     The aggregate fair market value of common stock (determined at the time of grant) with respect to which ISOs can be exercisable for the first time by a recipient during any calendar year cannot exceed $100,000. Any excess will be treated as a nonqualified option.

     If common stock acquired pursuant to the exercise of an ISO is later disposed of, the participant will, except as noted below, recognize capital gain or loss depending on the holding period equal to the difference between the amount realized upon such sale and the option exercise price. The Company, under these circumstances, will not be entitled to any federal income tax deduction in connection with either the exercise of the ISO or the sale of such stock by the participant.

     If, however, stock acquired pursuant to the exercise of an ISO is disposed of by the participant prior to the expiration of two years from the date of grant of the ISO or within one year from the date such stock is transferred to him or her upon exercise (a "disqualifying disposition"), any gain realized by the participant generally will be taxable at the time of such disqualifying disposition as follows: (i) at ordinary income rates to the extent of the difference between the option exercise price and the lesser of the fair market value of the stock on the date the ISO is exercised or the amount realized on such disqualifying disposition and (ii) if the stock is a capital asset of the participant, as short-term or long-term capital gain depending on the holding period to the extent of any excess of the amount realized on such disqualifying disposition over the fair market value of the stock on the date of exercise. In such case, the Company generally will be entitled to claim a federal income tax deduction at the time of such disqualifying disposition for the amount taxable to the participant as ordinary income, subject to the requirements of Sections 162(m) and 280(G) of the Code. Any capital gain recognized by the optionee will be long-term or short-term capital gain, depending on the length of time such shares were held by the participant.

     The amount by which the fair market value of the stock on the exercise date of an ISO exceeds the option exercise price will be an item of adjustment for purposes of the "alternative minimum tax" imposed by the Code.

     Exercise with Shares. A participant who pays the option price upon exercise of an option, in whole or in part, by delivering already-owned shares of stock will generally not recognize gain or loss on the shares surrendered at the time of such delivery, except under certain circumstances. Rather, recognition of that gain or loss will generally occur upon disposition of the shares acquired in substitution for the shares surrendered.

     Restricted Stock. A participant generally will not be subject to tax upon the grant of restricted stock, but rather will recognize ordinary income in an amount equal to the fair market value of the common stock at the time the shares are no longer subject to a substantial risk of forfeiture (as defined in the Code). A holder may, however, elect to be taxed at the time of the grant by making an election under Section 83(b) of the Code. The Company generally will be entitled to a deduction at the time and in the amount that the holder recognizes ordinary income. A participant's tax basis in the shares will equal the fair market value of the stock at the time the restrictions lapse or the date of grant if participant make an 83(b) election, and the participant's holding period for capital gains purposes will begin at that time. Any cash dividends paid on the shares before the restrictions lapse will be taxable to the participant as additional compensation (and not as dividend income), subject to the requirements of Sections 162(m) and 280(G) of the Code.

     Restricted Stock Units. In the case of restricted stock units, a holder generally will not be taxed upon the grant of such units or upon the lapse of restrictions on such units but, rather, will recognize ordinary income in an amount equal to the value of the shares and cash received at the time of such receipt. The Company will be entitled to a deduction at the time and in the amount that the holder recognizes ordinary income.

     Withholding and Employment Tax. In general, the amount that a participant recognizes as ordinary income as a result of an award will be subject to both wage withholding and employment taxes (other than with respect to non-employee directors).

     Certain Other Tax Issues. In the event that the payment of any award under the 2003 Plan is accelerated because of a change in control, such award (or portion thereof), either alone or together with certain other payments, may constitute excess parachute payments under Section 280(G) of the Code, which excess amounts may be subject to excise taxes, and a portion of such payments would be nondeductible to the Company. In addition, officers and directors of the Company subject to Section 16(b) of the Exchange Act may be subject to special tax rules regarding the income tax consequences concerning their awards granted under the 2003 Plan.

     Should shareholders not approve this Proposal 2, the 2003 Plan will not be established, and when the number of shares currently remaining authorized for issuance under the Plans is exhausted, the Company will not be able to grant additional awards under the Plans absent further shareholder action.

     Under applicable law, the adoption of the 2003 Plan requires the affirmative vote of the majority of the shares present in person or represented by Proxy at the Annual Meeting and entitled to vote on this proposal. In tabulating the votes, broker non-votes on the adoption of the 2003 Plan will be disregarded and have no effect on the outcome of the vote. However, any other abstentions by shares present in person or represented by Proxy at the Annual Meeting are effectively equivalent to votes against this proposal.

         The Board of Directors recommends a vote FOR approval of the 2003 Equity Incentive Plan.

                                  PROPOSAL FIVE

             RATIFICATION OF APPOINTMENT OF INDEPENDENT ACCOUNTANTS

         Appointment of Ernst & Young LLP ("E&Y")

         The Board of Directors, upon recommendation of the Audit Committee, has appointed E&Y as the Company's independent public accountants for the fiscal year ending January 31, 2004. A representative of E&Y will be present at the Annual Meeting and will be given an opportunity to make a statement and to respond to appropriate questions. This appointment is being submitted for ratification at the 2003 Annual Meeting. If the appointment is not ratified, the appointment will be reconsidered by the Board of Directors, although the Board of Directors will not be required to appoint different independent auditors for the Company. Reconsideration by the Board of Directors could result in a delay of the appointment of independent auditors due to the difficulty and expense of the selection process.

         In the absence of instructions to the contrary, votes will be cast FOR the ratification of E&Y as the Company's independent public accountants for the fiscal year ending January 31, 2004. A majority of the shares present and voting at the Annual Meeting must be cast in favor of the ratification of E&Y as the Company's independent public accountants in order for the proposal to be adopted.

         Dismissal of prior independent auditors

         On June 12, 2003, the Company dismissed Sanville & Company ("Sanville") as the Company's independent auditors. Sanville's dismissal was recommended by the Company's Audit Committee and approved by the Company's Board of Directors. Effective June 12, 2003 the Company appointed E&Y to serve as the Company's new independent auditors. The Company reported this change in independent public accountants in a current report on Form 8-K filed with the SEC on June 17, 2003, as amended on June 27, 2003.

         Sanville's reports on the Company's consolidated financial statements for the years ended January 31, 2003 and 2002 did not contain an adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

         In connection with the Company's audits for the fiscal years ended January 31, 2003 and 2002 and subsequently through the date of its dismissal, the Company had no disagreements with Sanville on any matter of accounting principle or practice, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Sanville, would have caused it to make reference to the subject matter of the disagreement in its report on the consolidated financial statements of the Company.

         A representative of Sanville is not expected to be at the Annual Meeting and available to answer questions.

Audit Fees

         The aggregate fees expected to be billed to the Company by E&Y for professional services rendered for the audit of the Company's financial statements for fiscal year ended January 31, 2004 and for the reviews of the financial statements included in the Company's quarterly Reports on Form 10-Q, including travel and out-of-pocket expenses for that year are $132,000.

         The aggregate fees billed to the Company by Sanville for professional services rendered for the audit of the Company's financial statements for the fiscal year ended January 31, 2003 and for the reviews of the financial statements included in the Company's quarterly Reports on Form 10-Q, including travel and out-of-pocket expenses for that year are $46,000.

Financial Information Systems Design and Implementation Fees

         There were no professional services rendered by Sanville in the fiscal year ended January 31, 2003 relating to financial information systems design and implementation. Sanville provides no consulting services to the Company.

All Other Fees

Other than audit fees for the fiscal year ended January 31, 2003 and related costs and expenses, no fees were billed to the Company by Sanville. Sanville was not employed to provide any internal audit or accounting record-keeping services.

The Board of Directors recommends a vote FOR ratification of the appointment of Ernst & Young LLP.

Additional Information

         The Company will make available a copy of its Annual Report on Form 10-K for the fiscal year ended January 31, 2003, without charge, upon written request to the Secretary, M.H. MEYERSON & CO., INC., Newport Tower, 34th Floor, 525 Washington Boulevard, Jersey City, New Jersey 07310. This Proxy Statement and the Company's Annual Report on Form 10-K for the year ended January 31, 2003 are also available on the Company's website at: http//www.crownfin.com. The Annual Report on Form 10-K for the year ended January 31, 2003 and information on the website, other than the Proxy Statement, are not part of the Company's soliciting materials, and are not incorporated by reference.

Shareholder Proposals for 2004 Annual Meeting

         Shareholder proposals with respect to the Company's next Annual Meeting of Shareholders must be received by the Company no later than January 14, 2004 to be considered for inclusion in the proxy materials for such meeting. Such proposals should be sent by Certified Mail - Return Receipt Requested to the attention of the Secretary of the Company, M.H. MEYERSON & CO., INC., Newport Tower, 34th Floor, 525 Washington Boulevard, Jersey City, New Jersey 07310.

Other Matters

         At the date of mailing of this Proxy Statement, we are not aware of any business to be presented at the Annual Meeting other than the proposals discussed above. If other proposals are properly brought before the Annual Meeting, any proxies returned to us will be voted as the proxyholders see fit, unless authority to do so is withheld in the Proxy.

                                                                      APPENDIX A


                            CERTIFICATE OF AMENDMENT

                                       OF

                          CERTIFICATE OF INCORPORATION

                                       OF

                           M. H. MEYERSON & CO., INC.

           M. H. MEYERSON & CO., INC. (the "Corporation") hereby certifies that:

         A. The Corporation was originally incorporated on December 13, 1966. An Amended and Restated Certificate of Incorporation was filed on March 21, 1995, a Certificate of Amendment of Certificate of Incorporation was filed on August 5, 1997, and a Certificate of Amendment of Certificate of Incorporation was filed on September 28, 2000.

         B. The Amendments to the Certificate of Incorporation set forth herein were duly adopted in accordance with the provisions of Section 14A:9-2(4) of the New Jersey Business Corporation Act (the "Act") by a resolution of the Board of Directors approving the amendments and directing that such amendments be submitted to a vote at a meeting of shareholders, by written notice setting forth the proposed amendments being given to each shareholder of record entitled to vote thereon within the time and manner as provided for in the Act for the giving of notice of a meeting of shareholders and by adoption of the Amendments by a majority of the votes of all shares of stock outstanding and entitled to vote thereon.

         C. On October 16, 2003, the Corporation held an Annual Meeting of shareholders. The number of shares outstanding and entitled to vote at such meeting was []. At such meeting, the shareholders adopted the following amendments:

            FIRST: By a vote of [ ] for and [ ] against, the shareholders voted to amend the First Article of the Corporation's Certificate of Incorporation to read as follows:

            "FIRST: The name of the corporation is Crown Financial Group, Inc. (the "Corporation")."

            SECOND: By a vote of [ ] for and [ ] against, the shareholders voted to amend Section 2 of the Fifth Article of the Corporation's Certificate of Incorporation to read as follows:

            "2. The business and affairs of the Corporation shall be managed by, or under the direction of, a Board of Directors consisting of not less than three (3) nor more than thirteen (13) persons. The exact number of directors within the minimum and maximum limitation specified herein shall be fixed from time to time by resolution of a majority of the whole Board of Directors."

            THE UNDERSIGNED, being the Chairman of the Corporation, for the purpose of amending the Certificate of Incorporation, does make this Certificate of Amendment to the Certificate of Incorporation, hereby declaring and certifying that this is his act and deed and the facts herein stated are true, and accordingly, has hereunto set his hand this 28th day of August, 2003.

                                        M.H. MEYERSON & CO., INC.

                                        By:_______________________
                                             John P. Leighton
                                             Chairman

                                                                      APPENDIX B

                            M.H. MEYERSON & CO., INC.

                           2003 Equity Incentive Plan

                                    ARTICLE I

PURPOSE AND EFFECTIVENESS

         1.1 Purpose. The purpose of the M.H. Meyerson & Co., Inc. 2003 Equity Incentive Plan (the "Plan") is to promote the success of M.H. Meyerson & Co., Inc. (the "Company") by providing a method whereby employees, directors, and independent contractors providing services to the Company and its Affiliates may be encouraged to increase their proprietary interest in the Company. By offering incentive compensation opportunities that are competitive with those of similar enterprises and based on the Company's common stock, the Plan will motivate Participants to continue to provide services and achieve long-range goals, further identify their interests with those of the Company's other shareholders, and promote the long-term financial interest of the Company and its Affiliates, including enhancement of long-term shareholder value. The Plan is also intended to aid in attracting persons of exceptional ability and leadership qualities to become officers, employees, directors, and independent contractors of the Company and its Affiliates.

         1.2 Effective Date and Shareholder Approval. The Plan became effective on March 31, 2003, the date on which the Plan was adopted by the Company's Board of Directors, and on September 3, 2003, the Board of Directors approved an amendment to the Plan, subject to shareholder approval (the "Effective Date"). Such adoption shall be subject to approval of the Plan at the 2003 Annual Meeting of the Company's shareholders, pursuant to the provisions of Section
12.2 of the Plan. Any Awards granted under the Plan prior to such shareholder approval shall be conditioned upon such approval and shall be null and void if such approval is not obtained.

         1.3 Term of Plan. The Plan shall be unlimited in duration and, in the event of Plan termination, shall remain in effect as long as any Awards under it are outstanding; provided, however, that no Awards may be granted under the Plan after the ten-year anniversary of the Effective Date (except for Awards granted pursuant to commitments entered into under the Plan prior to such ten-year anniversary).

         1.4 Forms of Awards. Awards made under the Plan may be in the form of Incentive Options, Nonqualified Options, Stock Awards, or Other Stock-Based Awards, all as the Committee in its sole discretion shall decide. The terms and conditions of any Award to any Participant shall be reflected in such form of written Agreement as is determined by the Committee. A copy of such Agreement shall be provided to the Participant, and the Committee may, but need not, require that the Participant sign a copy of such document.

                                   ARTICLE II

                                   DEFINITIONS

Capitalized terms not defined elsewhere in the Plan shall have the following meanings (whether used in the singular or plural):

"Affiliate" means any corporation, partnership, joint venture or other entity during any period in which at least a 25% voting or profits interest is owned, directly or indirectly, by the Company (or by any entity that is a successor to the Company), and any other business venture designated by the Committee in which the Company (or any entity that is a successor to the Company) has a material equity interest, as determined in the discretion of the Committee. An entity shall be deemed an Affiliate of the Company for purposes of this definition only for such periods as the requisite ownership relationship is maintained.

"Agreement" means a written agreement between a Participant and the Company which sets out the terms of the grant of an Option or Stock Award, as described in Section 1.4, as any such Agreement may be supplemented or amended from time to time.

"Award" means any award or benefit granted under the Plan, including, without limitation, Options, Stock Awards settled in cash or stock and any Other Stock-Based Awards.

"Beneficiary" means the person, persons, trust or trusts which have been designated by an Optionee in his most recent written beneficiary designation filed with the Company to receive the benefits specified under the Plan upon his death, or, if there is no designated Beneficiary or surviving designated Beneficiary, then the person, persons, trust or trusts entitled by will or the laws of descent and distribution to receive such benefits, in any case, to the extent permitted under the general instructions to Form S-8.

"Board" means the Board of Directors of the Company.

"Cause" means with respect to a Participant's Termination, (1) in the case where there is no employment agreement (or similar agreement) between the Company or an Affiliate and the Participant in effect at the time of the relevant grant or where there is an employment agreement (or similar agreement) in effect at such time, but such agreement does not define cause (or words of like import), termination due to a Participant's dishonesty, fraud, insubordination, willful misconduct, refusal to perform services (for any reason other than illness or incapacity), conviction of a felony, wrongful dissemination or use of confidential or proprietary information or materially unsatisfactory performance of his or her duties for the Company or an Affiliate, as determined by the Committee in its sole discretion; or (2) in the case where there is an employment agreement (or similar agreement) between the Company or an Affiliate and the Participant in effect at the time of grant that defines cause (or words of like import), termination that is or would be deemed to be for cause (or words of like import) as defined under such employment agreement (or similar agreement) at the time of grant, as determined by the Committee in its sole discretion. With respect to a Participant's Termination of directorship, Cause shall mean an act or a failure to act that constitutes "cause" for removal of a director under applicable New Jersey law.

"Code" means the Internal Revenue Code of 1986, as amended from time to time, or any successor statute or statutes thereto. Reference to any specific Code section shall include any successor section.

"Committee" means the Board or either or both the committees of the Board appointed or designated pursuant to Sections 3.1 and 3.3 to administer the Plan in accordance with its terms.

"Company" means M.H. Meyerson & Co., Inc. and any successor entity.

"Consultant" means any person who is engaged by the Company or any Affiliate to render consulting or advisory services, in a capacity other than that of an Employee or Director, and is compensated for such services.

"Date of Grant" means the date on which the Committee determines the terms of an Award to a specified Eligible Individual, including, in the case of an Option, the number of Shares subject to the Option and the applicable Exercise Price.

"Director" means a duly elected member of the Board who is not an active employee of the Company or an Affiliate.

"Disability" means with respect to a Participant's Termination, a permanent and total disability as defined in Section 22(e)(3) of the Code.

"Eligible Individual" means an Employee, Consultant, and Director, whether or not a resident alien of the United States, who is described in Section 5.1.

"Employee" means a common law employee (as defined in accordance with the Regulations and Revenue Rulings then applicable under Section 3401(c) of the
Code) of the Company or any Affiliate of the Company. The term "Employee" will also include an individual who is granted an Award, in connection with his hiring by the Company or any Affiliate, prior to the date the individual first becomes an Employee, but if and only if such Award does not vest prior to the date the individual first becomes an Employee.

"ERISA" means the Employee Retirement Income Security Act of 1974, as amended from time to time, or any successor statute or statutes thereto. Reference to any specific ERISA section shall include any successor section.

"Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time, or any successor statute or statutes thereto. Reference to any specific Exchange Act section shall include any successor section.

"Executive Officer" means an Employee who is subject to the provisions of
Section 16(b) of the Exchange Act.

"Exercise Price" means the price that must be paid by an Optionee upon exercise of an Option to purchase a share of Stock.

"Fair Market Value" of a Share of Stock means the fair market value of such Stock determined by such methods or procedures as shall be established from time to time by the Committee. Unless otherwise determined by the Committee, the per share Fair Market Value of Stock as of a particular date shall mean the average of the mean of the high and low sales price per share of Stock on the principal exchange or market on which the Stock is then listed for the last five preceding dates on which there was a sale of such Stock on such exchange or market.

"Incentive Option" means an option granted under this Plan that is both intended to and qualifies as an incentive stock option under Section 422 of the Code.

"Independent Auditor" means the certified public accounting firm that has been retained by the Audit Committee of the Board (or its functional equivalent) to opine on the interim or annual financial statements of the Company.

"Named Executive Officer" means an Executive Officer whose compensation is subject to the potential tax deduction disallowance provisions of Section 162(m) of the Code.

"Nonqualified Option" means an option granted under this Plan that either is not intended to be or is not denominated as an Incentive Option, or that does not qualify as an incentive stock option under Section 422 of the Code.

"Option" means a Nonqualified Option or an Incentive Option.

"Optionee" means an Eligible Individual of the Company or an Affiliate who has received an Option under this Plan, for the period of time during which such Option is held in whole or in part.

"Option Shares" means, with respect to any Option granted under this Plan, the Stock that may be acquired upon the exercise of such Option.

"Other Stock-Based Award" means any Award granted under Section 8.7.

"Participant" means an Eligible Individual who has received an Award under this Plan.

"Plan" means this M.H. Meyerson & Co., Inc. 2003 Equity Incentive Plan, as amended from time to time.

"Retirement" means retirement, as determined by the Committee in its sole discretion. Such term shall be applicable only to Participants who are Employees.

"Secretary" means the secretary of the Company or his designee.

"Shares" or "Stock" mean shares of common stock of the Company.

"Stock Award" means an Award consisting of either Shares of Stock or a right to receive Shares in the future, each pursuant to Article VIII of the Plan (other than section 8.7).

"Subsidiary" of the Company means any present or future subsidiary (as that term is defined in Section 424(f) of the Code) of the Company. An entity shall be deemed a Subsidiary of the Company for purposes of this definition only for such periods as the requisite ownership or control relationship is maintained.

"Termination of Service," Terminate or "Termination" occurs when a Participant ceases to be an Employee of, or ceases to provide services as a Director or Consultant to, the Company and its Affiliates, as the case may be, for any reason (including by reason of an Affiliate ceasing to be an Affiliate by reason of disposition or otherwise).

"Vested, Vest and Vesting" means, with respect to all or a portion of any Award, that legal ownership of such Award is not subject to forfeiture by the Participant pursuant to the provisions of Article IX in the event the Participant Terminates Service with the Company or any Affiliate (other than for Cause), and with respect to an Option, that the Option may be exercised.

"Vesting Date" with respect to any Award granted hereunder means the date on which such Award becomes Vested, as designated in or determined in accordance with the Agreement with respect to such Award (subject to the terms of the Plan). If more than one Vesting Date is designated for an Award, reference in the Plan to a Vesting Date in respect of such Award shall be deemed to refer to each part of such Award and the Vesting Date for such part.

                                   ARTICLE III

                                 ADMINISTRATION

3.1 Committee. The Plan shall be administered by the Compensation Committee of the Board unless a different committee is appointed by the Board. Notwithstanding the foregoing, with respect to the application of the Plan to Directors, the Board shall administer the Plan.

3.2 Powers of Committee. The Committee's administration of the Plan shall be subject to the following:

         3.2.a. Subject to the provisions of the Plan, the Committee will have the authority and discretion to select from among the Eligible Individuals those persons who shall receive Awards, to determine the time or times of receipt, to determine the types of Awards and the number of Shares covered by the Awards, to establish the terms, conditions, performance criteria, restrictions, and other provisions of such Awards, and, subject to the restrictions of Article XII, to cancel or suspend Awards.

         3.2.b. To the extent that the Committee determines that the restrictions imposed by the Plan preclude the achievement of the material purposes of the Awards in jurisdictions outside the United States, the Committee will have the authority and discretion to modify those restrictions as the Committee determines to be necessary or appropriate to conform to applicable requirements or practices of those jurisdictions.

3.3 Delegation by Committee. With respect to the grant of Awards to those Participants who are Executive Officers, the powers enumerated in Section 3.2 above shall be delegated to the 162(m) Committee of the Board. With respect to the grant of Awards to Eligible Individuals who are not Executive Officers or Directors, and except to the extent prohibited by applicable law or the applicable rules of a stock exchange, the Committee may delegate to any person or persons selected by it, who may or may not be Directors ("a Subcommittee"), all or any part of its responsibilities and powers as set forth above. Any such allocation or delegation may be revoked by the Committee at any time.

3.4 Information to be Furnished to Committee. The Company and its Affiliates shall furnish the Committee with such data and information as the Committee determines may be required for it to discharge its duties. The records of the Company and its Affiliates as to an Employee's or Participant's employment (or other provision of services), Termination of Service, leave of absence, reemployment (or return to service) and compensation shall be conclusive on all persons unless determined to be incorrect. Participants and other persons entitled to benefits under the Plan must furnish to the Committee such evidence, data, or information as the Committee considers desirable to carry out the terms of the Plan.

3.5 Rules and Interpretations. The Committee is authorized, subject to the provisions of the Plan, to establish, amend and rescind such rules and regulations, as it deems necessary or advisable for the proper administration of the Plan and to take such other action in connection with or in relation to the Plan, as it deems necessary or advisable. Each action and determination made or taken pursuant to the Plan by the Committee, including any interpretation or construction of the Plan, shall be final, conclusive and binding for all purposes and upon all persons.

3.6 Liabilities and Indemnification. No member of the Committee shall be personally liable for any action, determination or interpretation made by him or the Committee in good faith with respect to the Plan or any Award granted pursuant thereto. To the maximum extent permitted by law, and to the extent not covered by insurance directly insuring such person, each member of the Committee shall be indemnified and held harmless by the Company against any cost or expense (including counsel fees) reasonably incurred by him or liability (including any sum paid in settlement of a claim with the approval of the Company) arising out of any act or omission to act in connection with this Plan, unless arising out of such member's own fraud or bad faith. Such indemnification shall be in addition to any rights of indemnification the members of the Committee may have as directors or otherwise under the by-laws of the Company.

3.7 Costs of Plan. All expenses and liabilities incurred by the Committee in the administration of the Plan shall be borne by the Company. The Committee may employ attorneys, consultants, accountants or other persons in connection with the administration of the Plan. The Company, and its officers and directors, shall be entitled to rely upon the advice, opinions or valuations of any such persons.

3.8      Grant and Use of Awards. In the discretion of the Committee, subject to
Section 6.9, Awards may be granted as alternatives to or replacements of awards granted or outstanding under the Plan, or any other plan or arrangement of the Company or an Affiliate. Subject to the overall limitation on the number of Shares that may be delivered pursuant to Awards under the Plan, the Committee may use available Shares as the form of payment for compensation, grants or rights earned or due under any other compensation plans or arrangements of the Company or an Affiliate, including the plans and arrangements of the Company or an Affiliate assumed in a business combination.

3.9 Compliance as an SEC Registrant. During any period in which the Company has issued and outstanding any class of common equity securities which is registered under Section 12 of the Exchange Act, the 162(m) Committee shall be comprised of not less than two persons each of whom qualifies as both: (i) a "Non-Employee Director" within the meaning of the rules promulgated under
Section 16(b) of the Exchange Act, and (ii) an "outside director" within the meaning of Section 162(m) of the Code.

                                   ARTICLE IV

                           SHARES SUBJECT TO THE PLAN

4.1 Number of Shares. Subject to the following provisions of this Article IV, the maximum number of Shares with respect to which Awards may be granted during the term of the Plan shall be 4,500,000 (or the number and kind of Shares or other securities which are substituted for those Shares or to which those Shares are adjusted pursuant to the provisions of Article IX of the Plan). Notwithstanding Section 6.10.a, no Director may be granted in any fiscal year of the Company Awards covering more than 90,000 Shares (as such number may be adjusted from time to time as provided in Section 9.1),

4.2 Source of Shares. During the term of this Plan, the Company will at all times reserve and keep available the number of Shares of Stock that shall be sufficient to satisfy the requirements of this Plan. Shares of Stock will be made available from the currently authorized but unissued shares of the Company or from shares currently held or subsequently reacquired by the Company as treasury shares, including shares purchased in the open market or in private transactions.

4.3 Counting of Shares. The grant of any Award hereunder shall count, equal in number to the Shares represented by such Award, towards the share maximum indicated in Section 4.1. To the extent that (i) any outstanding Option for any reason expires, is terminated, forfeited or canceled without having been exercised, or if any Restricted Stock is forfeited, or (ii) any Shares covered by an Award are not delivered because the Award is settled in cash or used to satisfy the applicable tax withholding obligation, such Shares shall be deemed to have not been delivered and shall be restored to the share maximum. If the exercise price of any Option granted under the Plan is satisfied by tendering Shares to the Company (by either actual delivery or attestation), the number of Shares tendered shall be restored to the share maximum (other than for Awards of Incentive Stock Options).

                                    ARTICLE V

                          ELIGIBILITY AND PARTICIPATION

5.1 General. The persons who shall be eligible to participate in the Plan and to receive Awards shall be such Employees (including officers) and Directors of the Company and its Affiliates or Consultants as the Committee, in its sole discretion, shall select. Awards may be made to Eligible Individuals who hold or have held Awards under this Plan or any similar plan or other awards under any other plan of the Company or any of its Affiliates. Any member of the Committee shall be eligible to receive Awards while serving on the Committee, subject to applicable provisions of the Exchange Act and the rules promulgated thereunder.

5.2 Committee Discretion. Awards may be granted by the Committee at any time and from time to time to new Participants, or to then Participants, or to a greater or lesser number of Participants, and may include or exclude previous Participants, as the Committee shall determine. Except as required by this Plan, Awards granted at different times need not contain similar provisions. The Committee's determinations under the Plan (including without limitation, determinations of which Eligible Individuals, if any, are to receive Awards, the form, amount and timing of such Awards, the terms and provisions of such Awards and the agreements evidencing same) need not be uniform and may be made by it selectively among individuals who receive, or are eligible to receive, Awards under the Plan.

                                   ARTICLE VI

                             GRANTS OF STOCK OPTIONS

6.1 Grant of Options. The grant of an Option shall convey to the Participant the right to purchase Shares of Stock at an Exercise Price and for a period of time established by the Committee. Subject to the limitations of the Plan, the Committee shall designate from time to time those Eligible Individuals to be granted Options, the time when each Option shall be granted, the number of Shares of Stock subject to such Option, whether such Option is an Incentive Option or a Nonqualified Option and, subject to Section 6.3, the Exercise Price of the Option Shares. Options shall be evidenced by Agreements in such form and containing such terms and provisions not inconsistent with the provisions of the Plan as the Committee may from time to time approve. Each Optionee shall be notified promptly of such grant and a written Agreement shall be promptly executed and delivered by the Company to the Optionee. Subject to the other provisions of the Plan, the same person may receive Incentive Options and Nonqualified Options at the same time and pursuant to the same Agreement, provided that Incentive Options and Nonqualified Options are clearly designated as such.

6.2 Provisions of Options. Option Agreements shall conform to the terms and conditions of the Plan. Such Agreements may provide that the grant of any Option under the Plan, shall be subject to such other conditions (whether or not applicable to an Option or Stock received by any other Optionee) as the Committee determines appropriate, including, without limitation, provisions conditioning exercise upon the occurrence of certain events or performance or the passage of time, to the extent permitted by law, provisions to assist the Optionee in financing the purchase of Stock through the exercise of Options, provisions for forfeiture, restrictions on resale or other disposition of shares acquired pursuant to the exercise of Options, provisions conditioning the grant of the Option or future Options upon the Optionee retaining ownership of Shares acquired upon exercise for a stated period of time, and provisions to comply with federal and state securities laws and federal and state income tax and other payroll tax withholding requirements.

6.3 Exercise Price. The price at which Shares may be purchased upon exercise of an Option shall be fixed by the Committee on the Date of Grant and may not be less than 100% of the Fair Market Value of the Shares subject to the Option as of the Date of Grant, or, if greater, the par value of a Share.

6.4 Limitations on Exercisability. No Option may be exercised in part or in full before the Vesting Date(s) applicable to such Option, other than in the event of an acceleration as provided in Article IX. No Option may be exercised after the Option expires by its terms as set forth in the applicable Agreement. In the case of an Option that is exercisable in installments, installments that are exercisable and not exercised shall remain exercisable during the term of the Option. The grant of an Option shall impose no obligation on the Optionee to exercise such Option. Notwithstanding the foregoing, the Committee may provide that an Option include a provision whereby the Participant may elect at any time before the

Participant's Termination to exercise the Option as to any part or all of the Shares subject to the Option prior to the full vesting of the Option and such shares shall be subject to the provisions of Article VIII and be treated as Restricted Stock. Any unvested Shares so purchased may be subject to any other restriction the Committee determines to be appropriate.

6.5 Vesting. The Committee may specify in any Agreement a vesting schedule that must be satisfied before Options become Vested, such that all or any portion of an Option may not become Vested until a Vesting Date or Vesting Dates, or until the occurrence of one or more specified events, subject in any case to the terms of the Plan. Subsequent to the grant of an Option, the Committee may, at any time before complete termination of such Option, accelerate the time or times at which such Option may become Vested in whole or in part (without reducing the term of such Option).

6.6 Limited Transferability of Options. Subject to the exceptions noted in this Section 6.6, no Option shall be transferable other than by will or the laws of descent and distribution. During the lifetime of the Optionee, the Option shall be exercisable only by such Optionee (or his or her court-appointed legal representative). The Committee may, in its sole discretion, provide in the applicable Agreement evidencing a Nonqualified Option that the Optionee may transfer, assign or otherwise dispose of a Nonqualified Option (i) to his spouse, parents, siblings and lineal descendants or (ii) to a trust for the benefit of the Optionee and any of the foregoing in which such persons have more than 50% of the beneficial interest. The terms applicable to the assigned Option shall be the same as those in effect for the Option immediately prior to such assignment and shall be set forth in such documents issued to the assignee as the Committee may deem appropriate.

6.7 No Rights as a Shareholder. An Optionee or a transferee of an Option shall have no rights as a shareholder with respect to any Share covered by his Option until he shall have become the holder of record of such Share, and he shall not be entitled to any dividends or distributions or other rights in respect of such Share for which the record date is prior to the date on which he shall have become the holder of record thereof.

6.8      Special Provisions Applicable to Incentive Options.

         6.8.a. Options granted under this Plan that are intended to qualify as Incentive Options shall be specifically designated as such in the applicable Agreement, and may be granted only to those Eligible Individuals who are both (i) employees of the Company, its Parent (as defined in Section 424 (e) of the
                  Code) or any Subsidiary; and (ii) citizens or resident aliens of the United States.

         6.8.b. To the extent the aggregate Fair Market Value (determined as of the time the Option is granted) of the Stock with respect to which any Incentive Options granted hereunder may be exercisable for the first time by the Optionee in any calendar year (under this Plan or any other compensation plan of the Company or any Subsidiary thereof) exceeds $100,000, such Options shall not be considered Incentive Options.

         6.8.c. No Incentive Option may be granted to an individual who, at the time the Option is granted, owns directly, or indirectly within the meaning of Section 424(d) of the Code, stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or of any Subsidiary thereof, unless such Option (i) has an exercise price of at least 110% of the Fair Market Value of the Stock on the Date of Grant of such option; and (ii) cannot be exercised more than five years after the Date of Grant.

         6.8.d. Each Incentive Option will require the Optionee to notify the Company in writing immediately after the Optionee makes a Disqualifying Disposition of any Stock acquired pursuant to the exercise of an Incentive Option. A Disqualifying Disposition is any disposition of such Stock before the later of (i) two years after the date the Optionee was granted the Incentive Option or (ii) one year after the date the Optionee acquired Stock by exercising the Incentive Option, other than a transfer (i) from a decedent to an estate, (ii) by bequest or inheritance, (iii) pursuant to a tax-free corporate reorganization, or (iv) to a spouse or incident to divorce. Any transfer of ownership to a broker or nominee shall be deemed to be a disposition unless the Optionee provides proof satisfactory to the Committee of his continued beneficial ownership of the Stock.

         6.8.e. No Incentive Option shall be granted after the date that is ten years from (i) the Effective Date, or (ii) the date the Plan is approved by the shareholders, whichever is earlier.

         6.8.f. The Exercise Price for Incentive Options shall not be less than the Fair Market Value of the common stock on the Date of Grant, and no Incentive Option may be exercisable after the tenth anniversary of the Date of Grant.

         6.8.g. No Incentive Option shall be transferable other than by will or the laws of descent and distribution.

6.9 Cancellation and Regrant of Options, Etc. No Option may be repriced, replaced, regranted through cancellation, or modified without shareholder approval (except in the case of an adjustment or substitution in connection with an event described in Sections 9.1 or 9.6), if the effect of such change in terms would be to reduce the exercise price for the shares underlying such Option.

6.10 Compliance as an SEC Registrant. During any period in which (i) Section 162(m) of the Code imposes restrictions on the amount and form of compensation that may be paid to Participants in order to claim a tax deduction for such compensation, and (ii) the Committee, in its sole discretion, determines that any Awards granted under this Plan should be administered in such a manner so as to avoid the disallowance of any portion of such tax deduction, such Awards granted to affected Participants shall comply with such restrictions, which as of the Effective Date apply only to Named Executive Officers, are contained in
Section 162(m) of the Code.

         6.10.a. No individual may be granted in any fiscal year of the Company Options covering more than 1,000,000 Shares (as such number may be adjusted from time to time as provided in Section 9.1), provided that for fiscal year 2003 the limit shall be 2,000,000 Shares.

6.11 Option Term. All Option Agreements shall specify the term during which the Option may be exercised, which shall be in all cases ten years or less. Except as otherwise provided by the Committee, subject to the exceptions specified in the provisions of Article IX, all options shall expire upon the Optionee's Termination of Service.


                                   ARTICLE VII

                           EXERCISES OF STOCK OPTIONS

7.1 General. Any Option may be exercised in whole or in part at any time to the extent such Option has become Vested during the term of such Option; provided, however, that each partial exercise shall be for whole Shares only. Each Option, or any exercisable portion thereof, may only be exercised by delivery to the Secretary or his office, in accordance with such procedures for the exercise of Options as the Committee may establish from time to time, of (i) notice in writing signed by the Optionee (or other person then entitled to exercise such Option) that such Option, or a specified portion thereof, is being exercised; (ii) payment in full for the purchased Shares (as specified in Section 7.3 below); (iii) such representations and documents as are necessary or advisable to effect compliance with all applicable provisions of Federal or state securities laws or regulations; (iv) in the event that the Option or portion thereof shall be exercised by any individual other than the Optionee, appropriate proof of the right of such individual to exercise the Option or portion thereof; and (v) full payment to the Company of all amounts which, under federal or state law, it is required to withhold upon exercise of the Option (as specified in Section 7.4 below).

7.2 Certain Limitations. Shares shall not be issued pursuant to the exercise of an Option unless the exercise of such Option and the issuance and delivery of such Shares pursuant thereto shall comply with all relevant provisions of law, including, without limitation, the Securities Act of 1933, as amended, the Exchange Act, the rules and regulations promulgated thereunder, and the requirements of any stock exchange upon which the Shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

7.3 Payment for Shares. Payment for Shares purchased under an Option granted hereunder shall be made in full upon exercise of the Option (except that, in the case of an exercise arrangement approved by the Committee and described in clause (v) below, payment may be made as soon as practicable after the exercise). The method or methods of payment of the purchase price for the Shares to be purchased upon exercise of an Option shall be determined by the Committee and may include, without limitation, the following: (i) cash, (ii) check, (iii) to the extent permitted by law, promissory note, (iv) the tendering, by either actual delivery or by attestation, of whole shares of Stock, having a Fair Market Value as of the day of exercise equal to the aggregate exercise price, or (v) to the extent permitted by law, through a special sale and remittance procedure pursuant to which the Optionee shall concurrently provide irrevocable written instructions to (a) a broker reasonably acceptable to the Company to effect the immediate sale of the purchased shares and remit to the Company, out of the sale proceeds available on the settlement date, sufficient funds to cover the aggregate Exercise Price payable for the purchased shares plus all applicable Federal, state and local employment taxes required to be withheld by the Company by reason of such exercise, and (b) the Company to deliver the certificates for the purchased Shares directly to such brokerage firm in order to complete the sale. The permitted method or methods of payment of the amounts payable upon exercise of an Option, if other than in cash, shall be set forth in the applicable Agreement and may be subject to such conditions as the

Committee deems appropriate. If the Option exercise price may be paid in Shares as provided above, Shares delivered by the Optionee may be shares which were received by the Optionee upon exercise of one or more previously exercised Options, or as an Award but only if such Shares are Vested and have been held by the Optionee for at least six months, or such other period of time as is required, in the opinion of the Independent Auditor, to avoid adverse financial accounting results.

7.4 Withholding. Each Agreement shall require that an Optionee pay to the Company, at the time of exercise of a Nonqualified Option, such amount as the Company deems necessary to satisfy the Company's obligation to withhold federal or state income or other taxes incurred by reason of the exercise or the transfer of Shares thereupon. An Optionee may satisfy such withholding requirements by having the Company withhold from the number of Shares otherwise issuable upon exercise of the Option that number of shares having an aggregate Fair Market Value on the date of exercise equal to the minimum amount required by law to be withheld, or such other amount that may not be exceeded, in the opinion of the Independent Auditor, to avoid adverse financial accounting results.

7.5 Compliance as an SEC Registrant. So long as is required, in the opinion of the Company's general counsel, to avoid adverse tax, legal, or accounting consequences to the Company, no Executive Officer may exercise an Option through the tendering, by either actual delivery or by attestation, of whole Shares unless the Committee specifically authorized such a transaction in the applicable Agreement.

                                  ARTICLE VIII

GRANTS OF RESTRICTED STOCK, RESTRICTED STOCK UNITS AND OTHER STOCK-BASED AWARDS

8.1 Form of Awards. A Stock Award shall be transacted as either (i) the transfer of legal ownership of one or more Shares to an Eligible Individual, or (ii) the grant of a right to receive Shares, or an equivalent cash value, at some point in the future. Except as otherwise determined by the Committee in its sole discretion, both forms of Stock Awards will be subject to vesting and nontransferability restrictions (in such case, "Restricted Stock" and "Restricted Stock Units") that will lapse upon the achievement of one or more goals relating to the completion of service by the Participant, or the achievement of performance or other objectives, as determined by the Committee at the time of grant.

8.2 Vesting. Restricted Stock Awards and Restricted Stock Unit Awards shall be subject to the right of the Company to require forfeiture of such Shares or rights by the Participant in the event that conditions specified by the Committee in the applicable Agreement are not satisfied prior to the end of the applicable vesting period established by the Committee for such Awards. Conditions for repurchase (or forfeiture) may be based on continuing employment or service or achievement of pre-established performance or other goals and objectives.

8.3 Non-transferability of Stock Awards. Shares represented by Stock Awards may not be sold, assigned, transferred, pledged or otherwise encumbered, except as permitted by the Committee, until becoming Vested. Shares of Stock Awards shall be evidenced in such manner as the Committee may determine. Any certificates issued in respect of shares of Stock Awards shall be registered in the name of the Participant and, unless otherwise determined by the Committee, deposited by the Participant, together with a stock power endorsed in blank, with the Company (or its designee). Upon becoming Vested, the Company (or such designee) shall deliver such certificates to the Participant or, if the Participant has died, to the Participant's Beneficiary. Each certificate evidencing stock subject to Stock Awards shall bear an appropriate legend referring to the terms, conditions and restrictions applicable to such Award. Any attempt to dispose of stock in contravention of such terms, conditions and restrictions shall be ineffective. During the restriction period, the Participant shall have all the rights of a shareholder for all such Shares, including the right to vote and the right to receive dividends thereon as paid.

8.4 Tax Withholding. To the extent that the Company is required to withhold any Federal, state or local taxes in respect of any compensation income realized by the Participant in respect of shares acquired pursuant to an Award, or in respect of any such shares of Stock becoming Vested, then the Company shall deduct from any payments of any kind otherwise due to such Participant the aggregate amount of such Federal, state or local taxes required to be so withheld. If no such payments are due or to become due to such Participant, or if such payments are insufficient to satisfy such Federal, state or local taxes, then such Participant will be required to pay to the Company, or make other arrangements satisfactory to the Company regarding payment to the Company of, the aggregate amount of any such taxes. All matters with respect to the total amount of taxes to be withheld in respect of any such compensation income shall be determined by the Committee, in its sole discretion.

8.5 Dividends and Dividend Equivalents. A Stock Award may provide the Participant with the right to receive dividend payments or dividend equivalent payments with respect to Stock subject to the Award (both before and after the Stock subject to the Award is earned, Vested, or acquired), which payments may be either made currently or credited to an account for the Participant, and may be settled in cash or Stock, as determined by the Committee. Any such settlements, and any such crediting of dividends or dividend equivalents or reinvestment in Stock, may be subject to such conditions, restrictions and contingencies as the Committee shall establish, including the reinvestment of such credited amounts in Stock equivalents.

8.6 Compliance as an SEC Registrant. During any period in which (i) Section 162(m) of the Code imposes restrictions on the amount and form of compensation that may be paid to Participants in order to claim a tax deduction for such compensation, and (ii) the Committee, in its sole discretion, determines that a Stock Award should be administered in such a manner so as to avoid the disallowance of any portion of such tax deduction, such Stock Awards granted to affected Participants shall comply with such restrictions, which as of the Effective Date apply only to Named Executive Officers, are contained in Section 162(m) of the Code and include the following:

     8.6.a.   The Committee shall specify one or more performance criteria upon the relative achievement of which each Stock Award will vest (the "Performance Factor(s)"). Performance Factors may include any or all of the following: before or after-tax net income; book value per share; stock price; return on shareholder's equity; relative performance versus peers; expense management; return on investment; improvements in capital structure; profitability of an identifiable business unit or product; profit margins; budget comparisons; total return to shareholders; revenue; or any increase or decrease of one or more of the foregoing over a specified period. Such performance factors may relate to the performance of the Company, a business unit, product line, territory, or any combination thereof and may include other objective measures determined by the Committee to contribute significantly to shareholder value creation.

     8.6.b. Stock Awards granted to Executive Officers shall be granted or become vested only if and to the extent the Performance Factors with respect to such Awards are attained. Notwithstanding anything to the contrary contained in this Plan, in no event shall the Stock Award(s) made to a Participant during the fiscal year of the Company (valued as of the date of grant of such Stock Award(s)) exceed $10 million. The Committee may structure the terms of a Performance Factor so as to permit the reduction or elimination of any Stock Award under the Plan, but in no event may the Committee increase the amount or vesting of a Stock Award.

     8.6.c. The Performance Factors applicable to any Stock Award granted to an Executive Officer shall be specified coincident with the grant of the Stock Award, and in no event later than ninety days after the commencement of the period of service to which the relative achievement of the Performance Factor is to be measured.

8.7 Other Stock-Based Awards. The Committee is authorized to grant to Eligible Individuals Other Stock-Based Awards that are payable in, valued in whole or in part by reference to, or otherwise based on or related to shares of Common Stock, including but not limited to, shares of Common Stock awarded purely as a bonus and not subject to any restrictions or conditions, shares of Common Stock in payment of the amounts due under an incentive or performance plan sponsored or maintained by the Company or a Subsidiary, stock appreciation rights (either separately or in tandem with Options), and Awards valued by reference to book value of shares of Common Stock. Subject to the provisions of this Plan, the Committee shall have authority to determine the persons to whom and the time or times at which such Awards shall be made, the number of shares of Common Stock to be awarded pursuant to or referenced by such Awards, and all other conditions of the Awards. Grants of Other Stock-Based Awards may be subject to such conditions, restrictions and contingencies as the Committee may determine which may include, but are not limited to, continuous service with the Company or an Affiliate and/or the achievement of performance goals. Except as provided in the last sentence of this Section 8.7, the performance criteria that may be used by the Committee in granting Other Stock-Based Awards contingent on performance goals shall consist of the attainment of one or more of the Performance Factors (as defined in Section 8.6.a). The Committee may select one or more of the Performance Factors for measuring performance and the measuring may be stated in absolute terms or relative to comparable companies. Other performance goals may be used to the extent such goals satisfy Section 162(m) of the Code or the Other-Stock Based Award is not intended to satisfy the requirements of Section 162(m) of the Code. No individual may be granted in any fiscal year of the Company Other Stock-Based Awards that are contigent upon the attainment of Performance Factors (or another performance goal) covering more than 1,000,000 Shares (as such number may be adjusted from time to time as provided in Section 9.1).

                                   ARTICLE IX

                  EVENTS AFFECTING PLAN RESERVE OR PLAN AWARDS

9.1      Capital Adjustments.

         9.1.a. If the Company subdivides its outstanding Shares into a greater number of Shares (including, without limitation, by stock dividend or stock split) or combines its outstanding shares of Stock into a smaller number of shares (by reverse stock split, reclassification or otherwise), or the Committee determines that any stock dividend, extraordinary cash dividend, reclassification, recapitalization, reorganization, split-up, spin-off, combination, exchange of shares, warrants or rights offering to purchase Shares, or other similar corporate event (including mergers or consolidations) affects the Stock such that an adjustment is required in order to preserve the benefits or potential benefits intended to be made available under this Plan, then the Committee shall, in such manner as it may deem equitable and appropriate, make such adjustments to any or all of (i) the number of Shares reserved for the Plan, (ii) the number of shares subject to outstanding Awards, (iii) the Exercise Price with respect to outstanding Options, and any other adjustment that the Committee determines to be equitable; provided, however, that the number of Shares subject to any Option shall always be a whole number. The Committee may provide for a cash payment to any Participant of a Plan Award in connection with any adjustment made pursuant to this Section
         9. Any such adjustment to an Award shall be final, binding and conclusive upon all Participants, the Company, their representatives, and all other interested persons.

         9.1.b. In the event of a transaction involving (i) a merger or consolidation in which the Company is not the surviving company or (ii) the sale or disposition of all or substantially all of the Company's assets, provision shall be made in connection with such transaction for the assumption of Options theretofore granted under the Plan, or the substitution for such Options of new options of the successor corporation, with appropriate adjustment as to the number and kind of Shares and the purchase price for Shares thereunder, or, in the discretion of the Committee, the Plan and the Options issued hereunder shall terminate on the effective date of such transaction if appropriate provision is made for payment to the Participant of an amount in cash equal to the Fair Market Value of a Share multiplied by the number of Shares subject to the Options (to the extent such Options have not been exercised) less the exercise price for such Options (to the extent such Options have not been exercised).

9.2 Death, Disability or Retirement of a Participant. Except as otherwise provided by the Committee, if a Participant ceases to be an Employee or Director or Consultant by reason of his death, Disability or Retirement, then notwithstanding any contrary waiting period, all Awards held by the Participant that were not Vested immediately prior to such termination shall become null and void at the time of the termination. Any Options or other Awards that were exercisable immediately prior to such termination will continue to be exercisable for a period of twelve months, and shall thereupon terminate. In no event, however, shall an Option or other Award remain exercisable beyond the latest date on which it could have been exercised without regard to this Section 9.2.

9.3 Termination of Service By Company. Except as otherwise provided by the Committee, if a Participant's employment or service to the Company or any of its Affiliates is terminated for reasons other than those set forth in Sections 9.2 and 9.4, all Awards held by the Participant that were not Vested immediately prior to such termination shall become null and void at the time of the termination. Any Options or other Awards that were exercisable immediately prior to the termination will continue to be exercisable for a period of three months, and shall thereupon terminate. In no event, however, shall an Option or other Award remain exercisable beyond the latest date on which it could have been exercised without regard to this Section 9.3. In addition, all rights to Shares, or Restricted Stock Units or other Awards as to which there remain unlapsed restrictions as of the date of such Termination of Service shall be forfeited by such participant to the Company without payment or any consideration by the Company, and neither the Participant nor any successors, heirs, assigns or personal representatives of such Participant shall thereafter have any further rights or interest in such Shares.

9.4 Termination by Company for Cause; Voluntary Termination by a Participant. Except as otherwise provided by the Committee, if a Participant's employment or service relationship with the Company or any of its Affiliates shall be terminated by the Company or such Affiliate for Cause or voluntarily by the Participant, then (i) any Awards held by such Participant, whether or not then Vested, shall immediately terminate and (ii) all rights to Shares or Restricted Stock Units or other Awards as to which there remain unlapsed restrictions as of the date of such Termination of Service shall be forfeited by such participant to the Company without payment or any consideration by the Company, and neither the Participant nor any successors, heirs, assigns or personal representatives of such Participant shall thereafter have any further rights or interest in such Shares.

9.5 Leave of Absence. The Committee may determine whether any given leave of absence constitutes a Termination of Service and, if it does not, whether the time spent on the leave will or will not be counted as vesting credit; provided, however, that for purposes of the Plan (i) a leave of absence, duly authorized in writing by the Company, if the period of such leave does not exceed 90 days, and (ii) a leave of absence in excess of 90 days, duly authorized in writing by the Company, provided (a) the Employee's right to reemployment is guaranteed either by statute or contract, or (b) for the purpose of military service, shall not be deemed a Termination of Service.

9.6 Change-In-Control. In the event of a Change-In-Control, each outstanding Award or Share purchased pursuant to any Award shall, if not fully vested, become fully vested and, in the case of Options, fully exercisable with respect to the total number of shares of common stock at the time subject to such Option and may be exercised for any or all of those shares. For the purposes of this section 9.6, a Change-In-Control shall mean the first to occur of:

         (i) the acquisition by any "person" (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) of "beneficial ownership" (within the meaning of Rule 13d-3 of the Exchange
                  Act), directly or indirectly, of securities of the Company representing twenty percent (20%) or more of either the then outstanding Stock or the combined voting power of the Company's then outstanding voting securities entitled to vote generally in the election of directors; provided, however, that for purposes of this subsection (i), the following transactions shall not constitute a Change in Control: (A) an acquisition by the Company, (B) an acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company, (C) an acquisition by an entity owned, directly or indirectly, by the shareholders of the Company in substantially the same proportions as their ownership of Stock, or (D) an acquisition by an entity pursuant to a Business Combination (as defined in subsection (iii) of this Section 9.6) that satisfies clauses (A), (B) and (C) of such subsection;

         (ii) the following individuals cease for any reason to constitute a majority of the Company's Directors then serving: individuals who as of the date hereof constitute the Board (the "Initial Directors") and any new Director (a "New Director") whose appointment or election by the Board or nomination for election by the Company's shareholders was approved or recommended by a vote of at least two-thirds of the Directors then in office who either are Initial Directors or New Directors; provided, however, that a Director whose initial assumption of office is in connection with an actual or threatened election contest (including but not limited to a consent solicitation) relating to the election of Directors of the Company shall not be considered a New Director;

         (iii) a reorganization, merger or consolidation or a sale or disposition of all or substantially all of the Company's assets (a "Business Combination"), other than a Business Combination in which (A) the voting securities of the Company outstanding immediately prior thereto and entitled to vote generally in the election of directors continue to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or any parent thereof) more than fifty percent (50%) of the combined voting power of the voting securities of the Company or such surviving entity or parent outstanding immediately after such Business Combination and entitled to vote generally in the election of directors; (B) no "person" (as hereinabove defined), other than the Company, an employee benefit plan (or related trust) sponsored or maintained by the Company, or an entity resulting from such Business Combination, acquires more than twenty percent (20%) of the combined voting power of the Company's then outstanding securities entitled to vote generally in the election of directors, and (C) at least a majority of the members of the board of directors of the entity resulting from such Business Combination were Initial Directors or New Directors at the time of the execution of the initial agreement, or action of the Board, providing for such Business Combination; or

         (iv) the shareholders of the Company approve a plan of complete liquidation or dissolution of the Company.

9.7 Recapture of Profit. Unless otherwise determined by the Committee at grant, in the event the Participant engages in Harmful Conduct (i) prior to the exercise of an Option or other Awards, all such Awards held by the Participant shall thereupon terminate and expire or (ii) during the one year period commencing on the date the Option or other Award is exercised, the Committee, may, in its sole discretion, require the Participant at any time within one year after such exercise, to promptly pay to the Company an amount equal to any gain (over the exercise price) realized as a result of such exercise (whether at the time of exercise or thereafter). Unless otherwise determined by the Committee at grant, each Stock Award shall provide that in the event the Participant engages in Harmful Conduct prior to, or during the one year period after, any vesting of all unvested Stock Awards shall be immediately forfeited, and the Committee may, in its sole discretion, require that the Participant promptly pay to the Company an amount equal to the Fair Market Value at the time of vesting (over the purchase price, if any) of any Stock Awards which had vested in the period referred to in this sentence. For the purposes of this Section 9.7, "Harmful Conduct" means (1) any act or omission that would constitute a Termination for Cause or (2) a breach in any material respect of an agreement to not reveal confidential information regarding the business operations of the Company or any Subsidiary, or to refrain from solicitation of the customers, suppliers or employees of the Company or any Subsidiary. The provisions of this Section 9.7 shall cease to apply upon a Change in Control.

                                    ARTICLE X

                GOVERNMENT REGULATIONS AND REGISTRATION OF SHARES

10.1 General. The Plan, and the grant and exercise of Plan Awards hereunder, and the Company's obligation to sell and deliver stock under Options, shall be subject to all applicable Federal and state laws, rules and regulations and to such approvals by any regulatory or governmental agency as may be required.

10.2 Compliance as an SEC Registrant. The obligation of the Company with respect to Plan Awards shall be subject to all applicable laws, rules and regulations and such approvals by any governmental agencies as may be required, including, without limitation, the effectiveness of any registration statement required under the Securities Act of 1933, and the rules and regulations of any securities exchange or association on which the Stock may be listed or quoted. For so long as the Stock of the Company is registered under the Exchange Act, the Company shall use its reasonable efforts to comply with any legal requirements (i) to maintain a registration statement in effect under the Securities Act of 1933 with respect to all shares of the applicable series of Stock that may be issued to Participants under the Plan, and (ii) to file in a timely manner all reports required to be filed by it under the Exchange Act.

                                   ARTICLE XI

                            MISCELLANEOUS PROVISIONS

11.1 Legends. Each certificate evidencing Shares obtained through the Plan shall bear such legends as the Committee deems necessary or appropriate to reflect or refer to any terms, conditions or restrictions applicable to such Shares, including, without limitation, any to the effect that the Shares represented thereby (i) are subject to contractual restrictions regarding disposition, and (ii) may not be disposed of unless the Company has received an opinion of counsel, acceptable to the Company, that such dispositions will not violate any federal or state securities laws.

11.2 Rights of Company. Nothing contained in the Plan or in any Agreement, and no action of the Company or the Committee with respect thereto, shall interfere in any way with the right of the Company or a Subsidiary to terminate the employment of the Participant at any time, with or without Cause. The grant of Awards pursuant to the Plan shall not affect in any way the right or power of the Company to make reclassifications, reorganizations or other changes of or to its capital or business structure or to merge, consolidate, liquidate, sell or otherwise dispose of all or any part of its business or assets.

11.3 Designation of Beneficiaries. Each Participant who shall be granted a Plan Award may designate a Beneficiary or Beneficiaries and may change such designation from time to time by filing a written designation of Beneficiary or Beneficiaries with the Committee on a form to be prescribed by it, provided that no such designation shall be effective unless so filed prior to the death of such person.

11.4 Compliance with Other Laws and Regulations. Notwithstanding anything contained herein to the contrary, the Company shall not be required to sell or issue Shares if the issuance thereof would constitute a violation by the Company of any provisions of any law or regulation of any governmental authority or any national securities exchange or other forum in which Shares are traded (including without limitation Section 16 of the Exchange Act); and, as a condition of any sale or issuance of Shares, the Committee may require such agreements or undertakings, if any, as the Committee may deem necessary or advisable to assure compliance with any such law or regulation. The Plan, the grant of Plan Awards and exercise of Options hereunder, and the obligation of the Company to sell and deliver shares of common stock, shall be subject to all applicable federal and state laws, rules and regulations and to such approvals by any government or regulatory agency as may be required. To the extent the Plan provides for issuance of stock certificates to reflect the issuance of shares of Stock, the issuance may be effected on a non-certificated basis, to the extent not prohibited by applicable law or the applicable rules of any stock exchange.

11.5 Payroll Tax Withholding. The Company's obligation to deliver Shares under the Plan shall be subject to applicable federal, state and local tax withholding requirements. Federal, state and local withholding tax due upon the exercise of any Option or other Award may, in the discretion of the Committee, be paid in Shares already owned by the Participant or through the withholding of shares otherwise issuable to such Participant, upon such terms and conditions (including, without limitation, the conditions referenced in Section 7.4) as the Committee shall determine which shares shall have an aggregate Fair Market Value equal to the required minimum withholding payment. If the Participant shall fail to pay, or make arrangements satisfactory to the Committee for the payment to the Company of all such Federal, state and local taxes required to be withheld by the Company, then the Company shall, to the extent permitted by law, have the right to deduct from any payment of any kind otherwise due to such Participant an amount equal to federal, state or local taxes of any kind required to be withheld by the Company.

11.6 Non-Exclusivity of the Plan. Neither the adoption of the Plan by the Board nor the submission of the Plan to the shareholders of the Company for approval shall be construed as creating any limitations on the power of the Board to adopt such other incentive arrangements as it may deem desirable, including, without limitation, the granting of stock options and the awarding of stock and cash otherwise than under the Plan, and such arrangements may be either generally applicable or applicable only in specific cases.

11.7 Exclusion from Benefit Computation. By acceptance of a Plan Award, unless otherwise provided in the applicable Agreement, each Participant shall be deemed to have agreed that such Plan Award is special incentive compensation that will not be taken into account, in any manner, as salary, compensation or bonus in determining the amount of any payment under any health and welfare, pension, retirement or other employee benefit plan, program or policy of the Company or any Subsidiary. In addition, each beneficiary of a deceased Participant shall be deemed to have agreed that such Plan Award will not affect the amount of any life insurance coverage, if any, provided by the Company on the life of the Participant which is payable to such beneficiary under any life insurance plan covering employees of the Company or any Subsidiary.

11.8 Governing Law. The Plan shall be governed by, and construed in accordance with, the laws of the State of New Jersey.

11.9 Use of Proceeds. Proceeds from the sale of Shares pursuant to Awards granted under this Plan shall constitute general funds of the Company.

11.10 No Rights to Continued Employment. The Plan does not constitute a contract of employment, and selection as a Participant will not give any participating Employee or other Eligible Individual the right to be retained in the employ of the Company or any Affiliate, or the right to continue to provide services to the Company or any Affiliate, nor any right or claim to any benefit under the Plan, unless such right or claim has specifically accrued under the terms of the Plan.

11.11 Form and Time of Elections. Unless otherwise specified herein, each election required or permitted to be made by any Participant or other person entitled to benefits under the Plan, and any permitted modification, or revocation thereof, shall be in writing filed with the Committee at such times, in such form, and subject to such restrictions and limitations, not inconsistent with the terms of the Plan, as the Committee shall require.

11.12 Gender and Number. Where the context permits, words in any gender shall include the other gender, words in the singular shall include the plural, and the plural shall include the singular.

11.13 Unfunded Status. Neither a Participant nor any other person shall, by reason or participation in the Plan, acquire any right in or title to any assets, funds or property of the Company or any Affiliate whatsoever, including, without limitation, any specific funds, assets, or other property which the Company or any Affiliate, in its sole discretion may set aside in anticipation of a liability under the Plan. A Participant shall have only a contractual right to the Stock or amounts, if any, payable under the Plan, unsecured by any assets of the Company or any Affiliate, and nothing contained in the Plan shall constitute a guarantee that the assets of the Company or any Affiliate shall be sufficient to pay any benefits to any person.

11.14 Successors and Assigns. The Plan shall be binding on all successors and permitted assigns of a Participant, including without limitation, the estate of such participant and the executor, administrator or trustee of such estate.

                                   ARTICLE XII

                            TERMINATION AND AMENDMENT

12.1 General. Subject to Section 12.3, the Board or the Committee may at any time prior to the tenth anniversary of the Effective Date terminate the Plan, and may, from time to time, suspend or discontinue the Plan or modify or amend the Plan in such respects as it shall deem advisable; except that no such modification or amendment shall be effective prior to approval by the Company's shareholders to the extent such approval is required by applicable legal requirements.

12.2 Shareholder Approval. The Plan shall be subject to approval by the shareholders of the Company within twelve (12) months before or after the date the Plan is adopted. Further, all Awards granted prior to the date of such approval shall be made subject to such approval occurring. Such shareholder approval shall be obtained in the degree and manner required under applicable state and Federal law and the rules of any stock exchange upon which the Stock may be listed during such period of time.

12.3 Modification. No termination, modification or amendment of the Plan may, without the consent of the person to whom any Award shall theretofore have been granted, adversely affect the rights of such person with respect to such Award. No modification, extension, renewal or other change in any Award granted under the Plan shall be made after the grant of such Award, unless the same is consistent with the provisions of the Plan. With the consent of the Participant and subject to the terms and conditions of the Plan, the Committee may amend outstanding agreements with any Participant, including, without limitation, any amendment which would (i) accelerate the time or times at which the Option or other Award may be exercised or any other Award would become Vested and/or (ii) extend the scheduled expiration date of the Option or other Award.

                                                                      APPENDIX C

                            M.H. MEYERSON & CO., INC.

                             AUDIT COMMITTEE CHARTER

                              REVISED JUNE 12, 2003

Purpose

The Audit Committee (the "Committee") of the Board of Directors (the "Board") of Crown Financial Group, Inc., f/k/a, M.H. Meyerson & Co., Inc. (the "Company") will provide assistance to the Board in its oversight of the integrity of the Company's financial statements, of the Company's compliance with certain legal and regulatory requirements, of the independence and qualifications of the independent auditor, and of monitoring the compliance with the Company's Code of Ethics for Senior Financial Officers (the "Code").

Committee Membership

The Committee shall be appointed by the Board and shall consist of at least three members who shall serve for such term or terms as the Board may determine. The Chairman of the Board shall designate a Chairman for the Committee. Committee members shall satisfy the requirements of the Nasdaq Stock Market's listing standards, and federal laws and regulations, with respect to audit committees, as they become applicable from time to time. The Board shall also determine that at least one member of the Committee is an "audit committee financial expert" as defined by the SEC or, to the extent applicable, that none of its members so qualifies.

Meetings

The Committee will meet as often as may be deemed necessary or appropriate in its judgment, at least quarterly each year, and at times as the Committee Chairman shall determine. A majority of Committee members shall constitute a quorum. The Committee Chairman shall designate a person responsible for keeping the minutes of the meetings.

Authority and Reporting

The primary responsibility of the Committee is to oversee the Company's financial controls and reporting process on behalf of the Board and report the results of its activities to the Board. Management is responsible for preparing the Company's financial statements, and the independent auditors are responsible for auditing those financial statements. The Committee in carrying out its responsibilities believes its policies and procedures should remain flexible, in order to best react to changing conditions and circumstances.

The Committee shall have the authority, without seeking approval of the Board or management, to reasonably retain such outside counsel, accountants, or other experts to assist the Committee in the performance of its functions, the cost of which will be funded by the Company. The Committee may request any officer or employee of the Company or the Company's outside counsel or independent auditors to attend a meeting of the Committee or to meet with any members of, or persons or firms retained by, the Committee. The Committee shall have the power to authorize investigations into any matters within the scope of this Charter.

The Committee shall report to the Board with respect to the Committee's actions and any significant issues considered by the Committee. The Committee shall review and reassess the adequacy of this Charter not less than annually and recommend any proposed changes to the Board for approval. On an annual basis, the Committee shall review its performance under the requirements of this Charter and report its evaluation to the Board.

Responsibilities and Duties

The following shall be the principal recurring processes of the Committee in carrying out its oversight responsibilities. The Committee shall perform such other duties and responsibilities as are consistent with its purpose and as the Board or Committee deems appropriate.

     (i) The Company's independent auditors shall report directly to the Committee. The Committee shall have sole authority and responsibility to hire, evaluate and replace the independent auditors and shall approve all audit engagement fees and terms and all significant non-audit engagements. The Committee may consult with management but shall not delegate these responsibilities.

     (ii) The Committee shall discuss the auditors' independence from management and the Company, including whether the auditors' performance of permissible non-audit services is compatible with their independence. The Committee shall discuss with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61 relating to the conduct of the audit. The Committee shall receive periodic written reports from the independent auditors regarding their independence consistent with Independence Standards Board Statement 1 and delineate all relationships with the Company, and if necessary the Committee should take appropriate action to satisfy itself of the independent auditors' independence. The Committee shall meet with the independent auditors in private session at least quarterly.

     (iii) The Committee shall obtain from the independent auditors any information pursuant to Section 10A of the Securities Exchange Act of 1934 and shall review and discuss annually, the independent auditors' attestation report on the Company's internal control procedures, as mandated by Section 404 of the 2002 Act. The Committee shall annually present to the Board its conclusions with respect to the appointment of the Company's independent auditors.

     (iv) The Committee shall discuss with the independent auditors the overall scope and plans for their respective audits. The Committee shall approve in advance all audit engagement fees and terms of all audit services to be provided by the independent auditors.

     (v) The Committee shall establish policies and procedures for the engagement of the independent auditors to provide permissible non-audit services, which shall include pre-approval of permissible non-audit services to be provided by the independent auditors. The Committee shall approve in advance all permissible non-audit services to be provided by the independent auditors.

     (vi) The Committee shall review and discuss with management and the independent auditors the Company's quarterly financial statements and earnings press release before the filing of its Form 10-Q, including the results of the independent auditors' review of the quarterly financial statements. Discuss with the Chief Executive Officer and Chief Financial Officer, their certifications provided pursuant to Sections 302 and 906 of the 2002 Act. Discuss generally with management the type of information to be disclosed publicly to analysts and rating agencies on earnings guidance.

     (vii) The Committee shall review with management and the independent auditors the financial statements to be included in the Company's Annual Report on Form 10-K, including the disclosures under Management's Discussion and Analysis of Financial Condition and Results of Operations, including critical accounting policies. Based on such reviews, the Committee will make a recommendation to the Board as to whether the audited financial statements should be included in the Company's Annual Report on Form 10-K.

     (viii) The Committee shall review and discuss with management and the independent auditors significant financial reporting issues and judgments made in connection with the preparation of the Company's quarterly and annual financial statements, including any significant changes in the Company's selection or application of accounting principles, any major issues as to the adequacy of the Company's internal controls, the development, selection and disclosure of critical accounting estimates, and analyses of the effect of alternative assumptions, estimates or GAAP methods on the Company's financial statements.

     (ix) The Committee will review and discuss the Company's disclosure controls and procedures.

     (x) The Committee shall discuss with management and the independent auditors the effect and implication of regulatory and accounting initiatives and standards, as well as any off-balance sheet structures on the Company's financial statements.

     (xi) The Committee shall discuss with management, at least annually, the Company's major financial, operational and fraud risk exposures, and the steps management has taken to monitor and control such exposures. (xii) The Committee shall review and discuss as appropriate, the adequacy of the Company's internal controls with the independent auditors, and senior management, including the Chief Executive Officer and Chief Financial Officer.

     (xiii) Meet at least quarterly with the Chief Financial Officer in private sessions.

     (xiv) The Committee shall review and discuss with the Company's General Counsel legal or regulatory matters that may have a material impact on the financial statements or the Company's compliance policies. (xv) The Committee shall review and discuss the effectiveness of the compliance activity and discuss significant compliance issues and management processes for correction, including the Company's Code of Conduct. The Committee shall review and discuss with the Company's outside counsel as appropriate, evidence of any material violation of securities law or breach of fiduciary duty not acted on by senior management.

     (xvi)The Committee shall review and discuss with management and the independent auditors any correspondence with regulators or governmental agencies and any complaints or published reports that raise material issues regarding the Company's financial statements or the Company's compliance policies.

     (xvii)The Committee shall obtain reports from management and the independent auditors that the Company is in conformity with applicable legal requirements and the Company's Code of Business Conduct and Ethics.

     (xviii)Determine that the Company has established procedures for receipt, retention and treatment of complaints regarding accounting, internal accounting controls or auditing matters, including anonymous submission by employees. Annually review procedures for effectiveness. All significant matters received and their resolution must be reported to and discussed with the Committee.

The Committee's "audit committee financial expert" does not carry a higher degree of individual responsibility or obligation than other members of the Committee or other Board members, and accordingly shall not, notwithstanding other considerations, be considered an expert for purposes of Section 11 of the Securities Act of 1933, as amended. The role of the financial expert is to assist the Committee in overseeing the audit process, not to audit the Company.

M.H. MEYERSON & CO., INC.              VOTE BY MAIL
525 WASHINGTON BLVD.                   Mark, sign, and date your proxy card and
JERSEY CITY, NJ 07310                  return it in the postage-paid envelope we
                                       have provided or return it to M.H.
                                       Meyerson & Co., Inc., c/o ADP,
                                       51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
                                                                             MHMYCO               KEEP THIS PORTION FOR YOUR RECORDS
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
                                                                                                 DETACH AND RETURN THIS PORTION ONLY
                                        THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.
====================================================================================================================================
M.H. MEYERSON & CO., INC.

   Vote on Directors

   3. To elect three members of the Company's       For   Withhold   For All   To withhold authority to vote, mark "For All Except"
      Board of Directors from the nominees listed:  All     All      Except    and write the nominee's number on the line below.
      01) John P. Leighton
      02) Robert I. Turner                          [ ]     [ ]        [ ]     _____________________________________________________
      03) Andrew Wimpfheimer

   Vote on Proposals                       For  Against  Abstain                                               For  Against  Abstain

   1. To approve an amendment to the       [ ]    [ ]      [ ]    5. To ratify the appointment of Ernst &      [ ]    [ ]      [ ]
      Company's Certificate of                                       Young LLP as the Company's independent
      Incorporation that will change                                 accountant for the fiscal year ending
      the Company's name from M.H.                                   January 31, 2004; and
      MEYERSON & CO., INC. to Crown
      Financial Group, Inc.;                                      6. To transact such other business as may    [ ]    [ ]      [ ]
                                                                     properly come before the Annual meeting
   2. To approve an amendment to the       [ ]    [ ]      [ ]       or any adjournment thereof.
      Company's Certificate of
      Incorporation that will eliminate
      the classification and staggered
      terms of the Company's Board of
      Directors;

   4. To adopt the 2003 Equity Incentive   [ ]    [ ]      [ ]
      Plan;

                                           YES    NO

Please indicate if you plan to attend      [ ]    [ ]
this meeting

------------------------------------------                        -------------------------------

==========================================                        ===============================
Signature [PLEASE SIGN WITHIN BOX]    Date                        Signature (Joint Owners)   Date
====================================================================================================================================

- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -

================================================================================

                            M.H. MEYERSON & CO., INC.

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

        ANNUAL MEETING OF SHAREHOLDERS - OCTOBER 16, 2003 AT 8:00 AM EDT

The shareholder(s) hereby appoint(s) M.H. MEYERSON & CO., INC., as proxy, with the power to appoint their substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common Stock of M.H. MEYERSON & CO., INC. that the shareholder(s) are entitled to vote at the Annual Meeting of Shareholders to be held at 8:00 a.m., Eastern Time on October 16, 2003, at the Marriott, 540 Washington Blvd., Jersey City, NJ 07310, and any adjournment or postponement thereof.

     THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED BY THE SHAREHOLDER(S). IF NO SUCH DIRECTIONS ARE MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEES LISTED ON THE REVERSE SIDE FOR THE BOARD OF DIRECTORS AND FOR EACH PROPOSAL.

          PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY
                       USING THE ENCLOSED REPLY ENVELOPE

                   CONTINUED AND TO BE SIGNED ON REVERSE SIDE

================================================================================